                                                                   Exhibit 10.11
================================================================================
                                LEASE AGREEMENT



                                    BETWEEN


              360 NORTH MICHIGAN TRUST, A DELAWARE BUSINESS TRUST,

                                  AS LANDLORD,


                                      AND


                             COOLSAVINGS.COM INC.,
                            A MICHIGAN CORPORATION,

                                   AS TENANT



                            DATED:  JANUARY 3, 2000




================================================================================

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----

LEASE INFORMATION SUMMARY .............................................................  iv

1. LEASE GRANT ........................................................................   1

2. TERM ...............................................................................   1
   2.1. Commencement Date .............................................................   1
   2.2. Condition of Premises .........................................................   1
   2.3. INTENTIONALLY DELETED .........................................................   1

3. RENT ...............................................................................   1
   3.1. Base Rent .....................................................................   1
   3.2. Additional Rent ...............................................................   1
   3.3. Payment .......................................................................   4
   3.4. Rent Abatement ................................................................   5

4. SECURITY DEPOSIT ...................................................................   5
   4.1. Cash ..........................................................................   5
   4.2. Letter of Credit ..............................................................   5
   4.3. INTENTIONALLY DELETED .........................................................   6

5. LANDLORD'S OBLIGATIONS .............................................................   6
   5.1. Services ......................................................................   6
   5.2. Utilities .....................................................................   7
   5.3. Excess Utility Use ............................................................   7
   5.4. Restoration of Services .......................................................   8

6. IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE ....................................   8
   6.1. Improvements; Alterations .....................................................   8
   6.2. Repairs and Maintenance .......................................................   9
   6.3. Performance of Work ...........................................................   9
   6.4. Mechanic's Liens ..............................................................   9
   6.5. Rooftop Communications Equipment ..............................................  10
   6.6. Construction of Roof Deck .....................................................  10
   6.7. Installation of Electrical Generator(s) .......................................  10

7. USE ................................................................................  11

8. ASSIGNMENT AND SUBLETTING ..........................................................  11
   8.1. Transfers; Consent ............................................................  11
   8.2. Recapture .....................................................................  13
   8.3. Additional Compensation .......................................................  13

9. INSURANCE; WAIVERS; SUBROGATION; INDEMNITY .........................................  13
   9.1. Insurance .....................................................................  13
   9.2. Waiver of Negligence; No Subrogation ..........................................  14
   9.3. Indemnity by Tenant ...........................................................  14
   9.4. Indemnity by Landlord .........................................................  15

10. SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE .........................  15
    10.1. Subordination ...............................................................  15
    10.2. Attornment ..................................................................  15

    10.3. Notice to Landlord's Mortgagee ..............................................  15

11. RULES AND REGULATIONS .............................................................  15

12. CONDEMNATION ......................................................................  16
    12.1. Total Taking ................................................................  16
    12.2. Partial Taking -- Tenant's Rights ...........................................  16
    12.3. Partial Taking -- Landlord's Rights .........................................  16
    12.4. Award .......................................................................  16

13. FIRE OR OTHER CASUALTY ............................................................. 17
    13.1. Landlord's Rights ............................................................ 17
    13.2. Repair Obligation ............................................................ 17

14. PERSONAL PROPERTY TAXES ............................................................ 17

15. DEFAULT ............................................................................ 18
    15.1. Events of Default ............................................................ 18
    15.2. Default Interest ............................................................. 19

16. REMEDIES ........................................................................... 19
    16.1. Right To Terminate ........................................................... 19
    16.2. Receipt Of Money After Termination ........................................... 19
    16.3. Recovery Of Damages .......................................................... 19
    16.4. Right To Re-Enter ............................................................ 19
    16.5. Independent Covenant ......................................................... 20
    16.6. Legal Expenses ............................................................... 20

17. PAYMENT BY TENANT; NON-WAIVER ......................................................  20
    17.1. Payment by Tenant ............................................................  20
    17.2. No Waiver ....................................................................  21

18. SURRENDER OF PREMISES ..............................................................  21

19. HOLDING OVER .......................................................................  21

20. CERTAIN RIGHTS RESERVED BY LANDLORD ................................................  22

21. MISCELLANEOUS ......................................................................  23
    21.1. Landlord Transfer ............................................................  23
    21.2. Landlord's Liability .........................................................  24
    21.3. Force Majeure ................................................................  24
    21.4. Brokerage ....................................................................  24
    21.5. Estoppel Certificates ........................................................  24
    21.6. Notices ......................................................................  25
    21.7. Severability .................................................................  25
    21.8. Amendments; and Binding Effect ...............................................  25
    21.9. Quiet Enjoyment ..............................................................  25
    21.10. No Merger ...................................................................  25
    21.11. No Offer ....................................................................  26
    21.12. Entire Agreement ............................................................  26
    21.13. Calendar Days ...............................................................  26
    21.14. Prohibition Against Leasehold Mortgages .....................................  26
    21.15. Waiver of Trial by Jury .....................................................  26
    21.16. Landlord's Remedies Cumulative ..............................................  26

    21.17. Prohibition Against Recordation .............................  27
    21.18. Joint and Several Liability .................................  27
    21.19. Corporate Tenants ...........................................  27
    21.20. Right of First Offer ........................................  27
    21.21. Right of First Refusal ......................................  28
    21.22. Option To Renew .............................................  29
    21.23. Tenant's First Expansion Option .............................  29
    21.24. Tenant's Second Expansion Option ............................  30
    21.25. Tenant's Third Expansion Option .............................  31
    21.26. Arbitration .................................................  32
    21.27. Tenant's Termination Right ..................................  33

EXHIBIT A      -   OUTLINE OF PREMISES
EXHIBIT B      -   BUILDING RULES AND REGULATIONS
EXHIBIT C      -   LETTER OF CREDIT
EXHIBIT D      -   ESTOPPEL CERTIFICATE
EXHIBIT E      -   INTENTIONALLY DELETED
EXHIBIT F      -   WORKLETTER
EXHIBIT G      -   CERTIFICATE OF COMMENCEMENT DATE
EXHIBIT H      -   LANDLORD'S BASE BUILDING WORK
EXHIBIT I      -   SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
EXHIBIT J      -   SIGNAGE

                           LEASE INFORMATION SUMMARY
                           -------------------------


I.   LEASE DATE                    January 3, 2000
     ----------
II   PARTIES AND ADDRESSES
     ----------------------
     A. Landlord:                  360 North Michigan Trust, a Delaware business
                                   trust
     B. Landlord's Address for     c/o Douglas Elliman-Beitler Management
        Notices:                   Corporation
                                   360 North Michigan Avenue
                                   Chicago, Illinois 60601
                                   Attention:  General Manager

                                   With copies to:

                                   Mr. J. Paul Beitler
                                   181 West Madison Street
                                   Suite 3900
                                   Chicago, Illinois 60602

                                   And to:

                                   Emmet, Marvin & Martin, LLP
                                   120 Broadway
                                   New York, New York 10271
                                   Attention:  Patrick A. McCartney, Esq.

                                   And to:

                                   Much Shelist Freed Denenberg Ament &
                                   Rubenstein, P.C.
                                   200 North LaSalle Street
                                   Suite 2100
                                   Chicago, Illinois 60601
                                   Attention:  Michael B. Sadoff, Esq.

     C. Tenant:                    coolsavings.com inc., a Michigan corporation

     D. Tenant's Address for       8755 West Higgins Road
        Notices Prior to the       Suite 100
        Commencement Date:         Chicago, Illinois 60631
                                   Attention:  President

                                   With a copy to:

                                   Golden & Gorman, P.C.
                                   255 East Brown Street
                                   Suite 110
                                   Birmingham, Michigan 48009
                                   Attention:  Robert D. Gorman, Esq.

     E. Tenant's Address for       360 North Michigan Avenue
        Notices After the          Suite 1800
        Commencement Date:         Chicago, Illinois 60601
                                   Attention:  President

                                   With a copy to:

                                   Golden & Gorman, P.C.
                                   Suite 110
                                   Birmingham, Michigan 48009
                                   Attention:  Robert D. Gorman, Esq.

     F. Guarantor:                 None

III. PROPERTY INFORMATION
     --------------------

     A. Building:                  360 North Michigan Avenue, Chicago, Illinois
                                   60601, including all related land, landscaped areas, driveways, parking facilities and similar improvements to the extent applicable

     B. Premises:                  Suite No. 1800 in the Building comprising
                                   approximately forty-three thousand eight hundred forty-nine (43,849) rentable square feet on the 8/th/, 18/th/, 19/th/ and 21/st/ floors (Section 1)

IV.  TERM
     ----

     A. Term of Lease:             Ten (10) years beginning on the Commencement
                                   Date and ending on the Termination Date;
                                   provided, however, if the Commencement Date occurs on any date which is not the first day of a calendar month, then the Term shall be increased to ten (10) years plus a partial month beginning on the Commencement Date through and including the last day of the calendar month in which the Commencement Date occurs (Section 2)

     B. Commencement Date:         The later of (i) May 1, 2000, or (ii) seven
                                   (7) days after Landlord notifies Tenant that Landlord has substantially completed the
                                   Premises, provided that if the Premises are not substantially completed as defined in the Workletter on or before August 1, 2000 for any reason due to the fault of Landlord, then
                                   Base Rent will abate until the Premises are substantially completed, and once the Term commences, Tenant will receive one (1) day of free rent for each day after August 1, 1999 that the Premises were not substantially completed (Section 2)

     C. Termination Date:          The date preceding the tenth (10th)
                                   anniversary of the Commencement Date, unless the Commencement Date occurs on any date which is not the first day of a calendar month, in which event the Termination Date shall be the last day of the calendar month in which the tenth (10/th/) anniversary of the Commencement Date falls, subject to Tenant's right to extend the Term as set forth in Section 21.22 of this Lease
                                   (Section 2)

V.   RENT
     ----

     A. Base Rent:                 No Rent shall be due from Tenant during the
                                   first month of the first lease year;

                                   $24.85 per square foot, subject to $0.50 per square foot annual escalations commencing in the second lease year;

                                   $1,089,647.60 per year ($90,803.97 per month;
                                   $24.85 per sq. ft.) during the first lease year;$1,111,572.10 per year ($92,631.01 per month; $25.35 per sq. ft.) during the second lease year;$1,133,496.60 per year ($94,458.05 per month; $25.85 per sq. ft.) during the third lease year;$1,155,421.10 per year ($96,285.09 per month; $26.35 per sq. ft.)
                                   during the fourth lease year; $1,177,345.60 per year ($98,112.13 per month; $26.85 per sq. ft.) during the fifth lease year;$1,199,270.10 per year ($99,939.18 per month; $27.35 per sq. ft.) during the sixth lease year;$1,221,194.60 per year ($101,766.21 per month; $27.85 per sq. ft.)
                                   during the seventh lease year;$1,243,119.10 per year ($103,593.25 per month; $28.35 per
                                   sq. ft.) during the eighth lease
                                   year;$1,265,043.60 per year ($105,420.30 per
                                   month; $28.85 per sq. ft.) during the ninth lease year; and$1,286,968.10 per year ($107,247.34 per month; $29.35 per sq. ft.)
                                   during the tenth lease year (Section 3.1)

     B. Landlord's Address for     Douglas Elliman-Beitler Management
        Payment of Rent:           Corporation A/A/F 360 North Michigan Trust
                                   7516 Collections Center Drive Chicago,
                                   Illinois 60693 (Sections 3.1 and 3.3)

     C. Tenant's Proportionate     sixteen and eighty-one one-hundredths percent
        Share:                     (16.81%), which equals the percentage that
                                   the rentable square footage of the Premises
                                   (which is stipulated by the parties to be 43,849 square feet) bears to the total square footage of all rentable office space in the Building (which is stipulated by the parties to be 260,823 square feet) (Section 3.2)

     D. Base Year:                 2001 (Section 3.2)

     E. Operating Costs            Tenant's Proportionate Share of the amount by
                                   which

        Adjustment:                the Operating Costs incurred during any
                                   calendar year during the Term exceed the Operating Costs incurred during the Base
                                   Year. (Section 3.2)

     F. Tax Adjustment:            Tenant's Proportionate Share of the amounts
                                   by which the Taxes paid during any calendar year of the Term exceed the Taxes paid during the Base Year (Section 3.2)

VI.  OTHER PROVISIONS
     ----------------

     A. Security Deposit:          Zero until the earlier of (i) the end of the
                                   fifth (5/th/) lease year, or (ii) the date the Letter of Credit described below is no longer required by Landlord; $272,411.91 on the earlier of (a) the first day of the sixth
                                   (6/th/) lease year, or (b) the date the
                                   Letter of Credit described below is no longer required by Landlord, and continuing through the Termination Date (Section 4.1); and

                                   Letter of Credit in the following amounts:

                                   $1,250,000.00 during the first lease year;

                                   $1,250,000.00 during the second lease year;

                                   $  937,500.00 during the third lease year;

                                   $  625,000.00 during the fourth lease year;

                                   $  312,500.00 during the fifth lease year;
                                   and

                                   zero during the sixth (6/th/) through tenth
                                   (10/th/) lease years.

                                   Notwithstanding the foregoing, but subject to the terms of Sections 21.20, 21.21, 21.23, 21.24, and 21.25 of the Lease, if at any time during the first five (5) lease years Tenant becomes a company whose stock is publicly traded, and if Tenant demonstrates to Landlord that Tenant has cash or cash equivalents in an amount not less than $30,000,000.00, then the amount of the letter of credit shall be reduced to $500,000.00, and thereafter the amount of the letter of credit shall be further reduced by twenty-five percent (25%) annually. In addition, provided that within thirty (30) days before or after the first, second and third anniversary dates of the date that the amount of the letter of credit was reduced to $500,000.00 Tenant demonstrates to Landlord that Tenant has cash or cash equivalents in an amount not less than $30,000,00.00, then the letter of credit will no longer be required by Landlord, and the only security deposit which Tenant shall be required to maintain with Landlord shall be cash in an amount equal to three (3) months of Rent at the rental rate then being paid by Tenant under this Lease (Section 4.2)

     B. Electrical Usage Rate:     Separately metered (Section 5.2)

     C. Permitted Use:             General office and administrative use and for
                                   the operation of a computer internet company and hosting related equipment (Section 7)

     D. Landlord's Broker:         Douglas Elliman-Beitler Management
                                   Corporation (Section 21.4)

     E. Tenant's Broker:           Julien J. Studley, Inc. (Section 21.4)


The summary of lease information set forth above and any addendum and/or exhibit(s) attached to this Lease are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the lease information set forth above means the respective information above, including all of the terms provided under the particular section of this Lease pertaining to such information. In the event of any conflict between the summary of lease information and the provisions of this Lease, the latter will control. All section references in this summary refer to the sections of the Lease where such provision is described.



                                   LANDLORD:
                                   ---------

                                   360 NORTH MICHIGAN TRUST,
                                   a Delaware business trust

                                   By:  DOUGLAS ELLIMAN-BEITLER
                                        MANAGEMENT CORPORATION, an Illinois
                                        corporation, its agent


                                   By /s/ J. Paul Beitler
                                     _____________________________________
                                   Its:   President
                                       ___________________________________



                                   TENANT:
                                   -------

                                   coolsavings.com inc.,
                                   a Michigan corporation


                                   By /s/ Steven M. Golden
                                     _____________________________________
                                   Its:    CEO
                                       ___________________________________

     THIS LEASE AGREEMENT (the "Lease") is made and entered into as of the Lease Date between Landlord and Tenant. All capitalized terms not otherwise defined in the body of the Lease have the meanings established in the Lease Information Summary above.

1.   LEASE GRANT.

     Subject to the terms of this Lease, Landlord leases to Tenant and Tenant rents from Landlord the Premises in the Building. The Premises are outlined on the floor plan attached to this Lease as Exhibit A.
                                         ---------

2.   TERM.

     2.1. Commencement Date.

     The term of this Lease (the "Term") will commence on the Commencement Date and will end on the Termination Date, unless earlier terminated in accordance with the terms of Section 21.27 below. Upon taking occupancy of the Premises, Tenant agrees to sign the Certificate of Commencement Date attached to this Lease as Exhibit G confirming the Commencement Date and the Termination Date.
         ---------

     2.2. Condition of Premises.

     Tenant's acceptance of possession of any portion of the Premises will be deemed conclusive evidence that Tenant has approved and accepted that portion of the Premises in its "AS-IS" condition on the date Tenant accepts possession, subject to the completion of normal punchlist items. Landlord has no obligation to make any changes or improvements to the Premises except as set forth in
Section 6.1 below. The cost of any other changes and/or improvements will be paid for by Tenant.

     2.3. INTENTIONALLY DELETED.

3.   RENT.

     3.1. Base Rent.

     Base Rent is payable by Tenant throughout the Term in the amounts and at the times set forth in the Lease Information Summary above. The first monthly installment of Base Rent is due and payable contemporaneously with the execution of this Lease; subsequently, Base Rent is payable no later than the first day of each month beginning on the second full calendar month of the Term. The monthly Base Rent for any partial month at the beginning of the Term will equal the product of 1/365 of the annual Base Rent in effect during the partial month multiplied by the number of days in the partial month from and after the Commencement Date.

     3.2. Additional Rent.

          (a)  Payment of Additional Rent.   Commencing on January 1/st/ of the
               --------------------------
     calendar year immediately following the Base Year, Tenant will pay to Landlord as Additional Rent ("Additional Rent") the Operating Costs Adjustment and the Tax Adjustment, which will be calculated and determined by Landlord as set forth below.

          (b)  Definition - Operating Costs. The term "Operating Costs" means
               ----------------------------
     all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, maintenance and management of the Building, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs: (1) wages and salaries (including management fees and reimbursements of expenses incurred by Landlord's management agent) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating to such costs; (2) all uniforms, supplies, tools and materials used in the operation, supervision, maintenance, repair, replacement and security of the Building; (3) costs for improvements made to the Building which, although capital in nature, are reasonably expected to reduce the normal operating costs of the Building, as well as capital improvements made in order to comply with any law, statute, ordinance, code, regulation or insurance requirement(s) promulgated by any governmental authority and which is enacted or amended after the date of this Lease, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (4) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants; (5) insurance expenses; (6) repairs, replacements, and general maintenance of the Building, including costs of inspecting and depreciation of machinery and equipment; (7) service or maintenance contracts and/or agreements for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window washing, landscaping, elevator maintenance, HVAC system maintenance, security, cleaning, trash removal, sweeping and snow removal); (8) legal, accounting, engineering and other professional fees and expenses relating to managing and maintaining the Building; (9) costs, including reasonable attorney's fees, incurred in contesting, protesting, attempting to reduce and/or attempting to restrict increases in taxes; and
     (10) all other costs properly constituting operating costs according to sound accounting principles consistently applied.

          (c)  Exclusions From Operation Costs.  Operating Costs do not include
               -------------------------------
     costs for (1) capital improvements made to the Building (except capital improvements described in Section 3.2(b)(3) above; (2) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (3) interest, principal, amortization, costs, fees, expenses or other payments relating to any loan(s) made to Landlord which is(are) secured by the Building, except for interest payments made in connection with Subsection 3.2(b)(3) above; (4) depreciation; (5) real estate brokerage and/or leasing commissions; and (6) renovations, alterations or improvements to the space of other tenants or occupants of the Building or vacant space in the Building; (7) any tenant work performed or alteration of space leased to Tenant or other tenants or occupants of the Building, whether such work or alteration is performed for the initial occupancy by such tenants or occupants or thereafter; (8) any cash or other consideration paid by Landlord on account of, with respect to or in lieu of the tenant work or alterations described in clause (7) above; (9) ground rent; (10) repairs necessitated by the negligence of Landlord or required to cure violations of laws in effect on the Lease execution date and any penalties or interest incurred or accumulated for any such violations; (11) legal fees and costs associated with the negotiating, entering into and or enforcement of any leases (other than enforcement of rules and regulations); (12)compensation paid to officers or executives of Landlord;
     (13) leasing commissions and advertising and promotional expenses; (14) the cost of repairs incurred by reason of fire or other casualty or condemnation to the extent that either (i) Landlord is compensated therefor through proceeds of insurance or condemnation awards, (ii) Landlord failed to obtain insurance against such fire or casualty, if insurance was available at a commercially reasonable rate, against a risk of such nature at the time of same (except to the extent of a commercially reasonable insurance deductible amount or except to the extent of Landlord's payment up to the amount of such deductible), or (iii) Landlord is not fully compensated therefor due to the coinsurance provisions of its insurance policies on account of Landlord's failure to obtain a sufficient amount of coverage against such risk (except to the extent of a commercially reasonable insurance deductible amount or except to the extent of Landlord's payment up to the amount of such deductible); (15) overtime HVAC costs or electricity costs if charged separately to Building tenants; (16) the cost of performing additional services or installation to or for tenants to the extent that such service exceeds that provided by Landlord to Tenant without charge hereunder; (17) "takeover expenses" (i.e., expenses incurred by Landlord with respect to space located in another building of any kind or nature in connection with the leasing of space in the Building); (18) any amounts payable by Landlord by way of indemnity or for damages or which constitute a fine, interest or penalty, including interest or penalties for any late payments of operating costs; (19) any improvement installed or work performed or any other cost or expense incurred by Landlord in order to comply with the requirements for the obtaining or renewal of a certificate of occupancy for the Building or any space therein; (20) any cost representing an amount paid for services or materials to a related person, firm or entity to the extent such amount exceeds the amount that would be paid for such services or materials at the then existing market rates to an unrelated person, firm or corporation; (21) expenses attributable to the parking garage or the storage space, the operating costs incurred by Landlord relative to retail stores and any specialty service in the Building; (22) the cost of correcting defects in construction which occur or of which Landlord becomes aware within one (1) year of the completion of such construction; and (23) the cost of overtime or other expenses to Landlord in curing its defaults under this Lease.

          (d)  Definition - Taxes. The term "Taxes" means all taxes,
               ------------------
     assessments, and governmental charges payable in a calendar year, regardless when such Taxes become a lien upon the Building, including but not limited to all real estate and transit district taxes and assessments, sewer charges, sales and use taxes, ad valorem taxes, personal property taxes, the Illinois Property Replacement Tax and any other taxes and assessments attributable to the Building (or its operation), the grounds, parking areas, driveways, and alleys around the Building, but excluding any federal and state taxes on the income of Landlord from the operation of the Building. If the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received from the Building or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part of such taxes so based, will be deemed to be included within the term "Taxes" for purposes of this Lease.

          (e)  Payment of Additional Rent.   Landlord will make a good faith
               --------------------------
     estimate of the Additional Rent to be due from Tenant for all or part of any calendar year during the Term, and Tenant agrees to pay to Landlord, on January 1, 2002 and on the first day of each subsequent calendar month during the Term, an amount equal to 1/12/th/ of the estimated Additional Rent for such full or partial calendar year. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due from Tenant and deliver a copy of the estimate or re-estimate to Tenant. Subsequently, the monthly installments of Additional Rent payable by Tenant will be appropriately adjusted in accordance with Landlord's estimations so that by the end of the calendar year in question Tenant will have paid all of the Additional Rent as estimated by Landlord. By

     April 1 of each calendar year, or as soon after that date as practicable, Landlord will furnish to Tenant a statement of Operating Costs paid for the previous year, adjusted as provided in Section 3.2(f) below (the "Operating Costs Statement"). By September 1 of each calendar year, or as soon after that date as practicable, Landlord will furnish to Tenant a statement of the Taxes paid for the previous year, adjusted as provided in Section 3.2(f) below (the "Tax Statement"). If the Operating Costs Statement and/or the Tax Statement reveal(s) that Tenant paid more in Operating Costs Adjustment or Tax Adjustment than the actual amount for the year for which such statement was prepared, then Landlord will either credit Tenant for such excess within thirty (30) days or refund such excess amount to Tenant if this Lease has expired or been terminated. Likewise, if Tenant paid less in Operating Costs Adjustment than the actual amount for the year for which such statement was prepared, then Tenant shall pay such deficiency to Landlord within ten (10) days after Landlord's demand. This provision will survive the Termination Date of this Lease.

          (f)  Occupancy and Tax Adjustment. With respect to any calendar year
               ----------------------------
     or partial calendar year in which the Building is not fully occupied, the Operating Costs and/or Taxes for such period will, for the purposes of this Lease, be increased to the amount which would have been incurred had the Building been fully occupied.

          (g)  Audit of Books and Records.  Landlord shall maintain books and
               --------------------------
     records with respect to Operating Costs and Taxes in accordance with sound accounting and management practices. Tenant shall have the right to examine such books and records showing the Operating Costs and Taxes upon reasonable prior notice to Landlord and during normal business hours within sixty (60) days following the delivery of the Operating Costs Statement and the Tax Statement described in Section 3.2(e) above. Unless Tenant takes written exception to any item of Operating Costs or Taxes and specifies to Landlord in detail the reasons for such exception as to a particular item within sixty (60) days after the delivery of the Operating Costs Statement and the Tax Statement, the Operating Costs Statement and the Tax Statement shall be considered as final and accepted by Tenant. Notwithstanding any exception made by Tenant, Tenant shall pay to Landlord the full amount of the Operating Costs Adjustment and the Tax Adjustment, subject to readjustment at such time as any such exception may be resolved. If Tenant takes exception to the Operating Costs Adjustment and/or the Tax Adjustment and so notifies Landlord in writing prior to the expiration of said sixty
     (60) day period, then Landlord will seek certification from Landlord's independent certified public accountant or consultant as to the proper amount of the Operating Costs Adjustment and/or the Tax Adjustment. In such event, the certification obtained by Landlord shall be considered final and binding on both Landlord and Tenant and Tenant shall reimburse Landlord immediately upon demand for the cost of obtaining such certification, unless the certification reveals that the Operating Costs Adjustment and/or the Tax Adjustment were overstated by at least five percent (5%), in which event the cost of obtaining such certification shall be borne by Landlord.

     3.3. Payment.

     Tenant agrees to timely pay to Landlord during the Term Base Rent, Additional Rent and all additional sums to be paid by Tenant to Landlord under this Lease (collectively the "Rent"), without notice, demand, abatement, deduction, setoff or counterclaim, at Landlord's Address for Payment of Rent or as otherwise specified by Landlord. Tenant further agrees to pay a late fee equal to two percent (2%) of any delinquent payment which is more than five (5) days late to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, will the charges permitted under this Section 3.3 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

     3.4. Rent Abatement.

     In the event any of the Base Building Work described on Exhibit H attached
                                                             ---------
hereto which Landlord is required to perform under this Lease is not substantially completed on or before the end of the first lease year of the Term for any reason other than force majeure or a delay caused by Tenant, then the Base Rent due from Tenant beginning in the second lease year shall remain equal to the Base Rent owed by Tenant hereunder during the first lease year, and there will be no escalation of Base Rent until said items are substantially completed. Tenant acknowledges that it shall have no other remedy against Landlord relating to or resulting from any delay(s) in the substantial completion of said items unless the Base Building Work described in Exhibit H is not completed on or
                                           ---------
before December 31, 2000, in which event Tenant may bring an action for specific performance to enforce the terms of this Lease.

4.   SECURITY DEPOSIT.

     4.1. Cash.

     Tenant shall pay, in cash, simultaneously with the execution of this Lease, the amount of the Security Deposit which will be held by Landlord to secure Tenant's performance of its obligations under this Lease. Landlord will have no obligation to pay any interest on the Security Deposit to Tenant. The Security Deposit is not an advance payment of Rent nor a measure or limit of Landlord's damages upon an Event of Default (as defined in Section 15 below). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform under this Lease. Following any such application of the Security Deposit, Tenant agrees to pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations under this Lease, Landlord will, within thirty (30) days after the end of the Term, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord will deliver or credit the Security Deposit to the transferee and Landlord subsequently will have no further liability for the return of the Security Deposit.

     4.2. Letter of Credit.

     At any time prior to the end of the fifth (5/th/) lease year of the Term, upon notice from Landlord to Tenant that Landlord is prepared to enter into a contract with its general contractor to perform the "Work" (as defined in the Workletter), Tenant shall promptly deliver to Landlord a letter of credit (the "Letter of Credit") in the applicable amounts and for the time periods set forth in Article VI of the Lease Information Summary above as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease, subject to the following provisions:

          (a)  Form and Issuer.  The Letter of Credit must be a clean,
               ---------------
unconditional, stand-by, irrevocable Letter of Credit in favor of Landlord in substantially the form attached as Exhibit C, issued by a federally insured
                                   ---------
national banking association located in Chicago, Illinois which is acceptable to Landlord in all respects.

          (b)  Expiration; Extension or Replacement.  The Letter of Credit must:
               ------------------------------------
(i) have an expiration date no earlier than the Termination Date of this Lease, or (ii) be renewed annually through the Termination Date, in which event Tenant must submit to Landlord original amendments extending the Letter of Credit expiration date (or replacement Letters of Credit with extended expiration dates), on an annual basis no later than thirty (30) days prior to the expiration date of the Letter of Credit then in effect. Failure to so extend the expiration date of the Letter of Credit in the foregoing manner will, in addition to all of Landlord's other remedies, entitle Landlord to draw down the Letter of Credit without notice to Tenant and to hold or apply the proceeds as provided in this Lease.

          (c)  Draws.  If Tenant violates this Lease, Landlord, without notice
               -----
to Tenant, may but is not obligated to draw down on the Letter of Credit in an amount equal to the extent of the default by Tenant and apply the proceeds to the payment of any sum owing or any other sum which Landlord may be required or deems necessary to spend or incur by reason of such violation. Following any such application of the Security Deposit as described above, Tenant agrees to provide Landlord with a replacement or amended Letter of Credit or pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations under this Lease, Landlord will, within thirty (30) days after the end of the Term, return the Letter of Credit to Tenant. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord will assign the Security Deposit to the transferee and Landlord subsequently will have no further liability for the return of the Letter of Credit.

     4.3. INTENTIONALLY DELETED.

5.   LANDLORD'S OBLIGATIONS.

     5.1. Services.

     Landlord will furnish to the Premises (1) water at those points of supply provided for general use of tenants of the Building; (2) heating and air conditioning between 8:00 a.m. and 6:00 p.m. on weekdays and from 8:00 a.m. to 1:00 p.m. on Saturdays (collectively "Normal Business Hours"); (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations and such window washing as may, from time to time, be reasonably required; (4) passenger elevators for ingress and egress, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) electrical current for Tenant's equipment in a sufficient quantity to meet Tenant's Permitted Use in accordance with the terms of Exhibit
                                                                        -------
H attached hereto, provided that Tenant will be responsible for the cost of any
-
additional electrical requirements beyond the usage contemplated under this Lease in accordance with Section 5.3 below. At the request of Tenant, Landlord will perform routine maintenance in the Premises (i.e. changing light bulbs, repairing door handles, etc.) and upon demand from Landlord, Tenant will promptly pay to Landlord the cost of such repairs and/or services at rates determined by Landlord from time to time. Landlord will maintain the common areas of the Building in reasonably good order and condition, except for damage caused by Tenant, or its employees, agents or invitees. If Tenant desires any heating or air conditioning at any time other than during Normal Business Hours, then such services will be supplied to Tenant upon the written request of Tenant delivered to Landlord not less than twenty-four (24) hours prior to the business day preceding such extra usage, and Tenant, upon demand from Landlord, will pay Landlord for such services, at rates determined by Landlord from time to time, which rate is currently Thirty Dollars ($30.00) per hour. Landlord and Tenant acknowledge that Tenant has access to the Building twenty-four (24) hours a day, seven (7) days a week.

     5.2. Utilities.

     Tenant shall pay directly to the provider of electricity to the Premises the cost of such electricity used or consumed at, on or in the Premises as and when the charges for the same become due and payable. If Tenant fails to pay for such electricity when the same becomes due and payable, then Landlord will have the right but not the duty to pay the same, which amount so paid will be deemed Rent and will be payable immediately upon demand from Landlord. Tenant agrees to
(i) keep and cause to be kept closed all windows in the Premises, (ii) at all times cooperate fully with Landlord in the operation of the heating and air conditioning systems, and (iii) abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating and air conditioning systems.

     5.3. Excess Utility Use.

     Landlord is not required to furnish electrical current for equipment whose electrical energy consumption exceeds Tenant's Permitted Use as set forth on Tenant's electrical and HVAC plans described in the Workletter, except that Landlord will provide seven (7) watts per foot on floors 18 and above and five
(5) watts per foot on floors 17 and below. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 5.1 above, Landlord will, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant agrees to pay to Landlord the cost of such service within ten days after Landlord has delivered to Tenant an invoice for such services. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant may not install any electrical equipment requiring special wiring or requiring voltage in excess of normal office usage or otherwise exceeding Building capacity unless approved in advance and in writing by Landlord, which approval will not be unreasonably withheld. Tenant agrees not to use electricity in the Premises which exceeds the capacity of existing feeders and risers to or wiring in the Premises. If approved by Landlord, any risers or wiring required to meet Tenant's excess electrical requirements will be installed by Landlord, upon Tenant's request and at Tenant's cost, if, in Landlord's judgment, the same are necessary and will not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations or repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and such cost, including the cost of installation, operation, use, and maintenance, will be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice for such cost.

     5.4. Restoration of Services.

     Landlord agrees to use reasonable efforts to restore any service that becomes unavailable. Except as specifically set forth below, such unavailability will not, however, render Landlord liable for any damages, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligations under this Lease. Notwithstanding anything in this Section 5.4 to the contrary, (i) in the event that a disruption in any service which is within the reasonable control of Landlord results in the Premises becoming untenantable for the Permitted Use for fifteen (15) consecutive days, then commencing on the sixteenth (16/th/) day Base Rent shall abate until such services are restored; and (ii) in the event that a disruption in any service which is within the reasonable control of Landlord results in the Premises becoming untenantable for the Permitted Use for ninety (90) consecutive days, then at anytime after the ninety-first (91/st/) day Tenant shall have the right to terminate this Lease effective thirty (30) days following Tenant's notice of termination to Landlord.

6.   IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.

     6.1. Improvements; Alterations.

     Landlord will, at its own expense, perform the base building work as described on Exhibit H attached hereto. In addition, Landlord will afford
             ---------
Tenant an allowance of approximately $40.456 per rentable square foot to cover the cost of construction of certain non-structural, tenant improvements to be made to the Premises, including but not limited to architectural, mechanical, plumbing and engineering fees. Tenant acknowledges and agrees that no more than $4.00 per rentable square foot of said allowance may be used towards telephone/data systems and moving expenses. Tenant shall have the right to submit to Landlord the names of two (2) prospective general contractors acceptable to Landlord to perform the tenant improvements to the Premises, Landlord shall submit to Tenant the names of two (2) additional general contractors acceptable to Landlord to perform the tenant improvements to the Premises. From such group of general contractors, Landlord shall select one (1) of said contractors to perform the work based on the lowest bid, unless otherwise directed by Tenant. The cost of any tenant improvements and all fees and expenses relating thereto in excess of the amount of said allowance shall be borne and paid for by Tenant. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent. Landlord may withhold its consent to any alteration or addition that could affect the Building's structure or its HVAC, plumbing, electrical or mechanical systems. Tenant may not paint or install lighting, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord. Landlord may withhold its consent to any such painting or installation which could affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, and improvements installed in the Premises must be (i) performed at Tenant's expense and only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, and (ii) constructed, maintained and used by Tenant at its own risk and expense in accordance with all laws. Landlord's approval of the plans and specifications is not a representation by Landlord that such alterations, additions, or improvements comply with any law. Tenant agrees that it will remove or cause its contractor(s) to remove all waste and debris from the Premises upon the completion of any alterations, additions or improvements which are performed by Tenant. Notwithstanding anything in this Section 6.1 to the contrary, Tenant shall have the right to make alterations, additions or improvements to the Premises without the consent of Landlord so long as (i) such alterations, additions or improvements do not affect the mechanical systems or structural components of the Building and (ii) the cost of such alterations, additions or improvements made in any twelve (12) consecutive month period do not exceed the sum of One Hundred Thousand Dollars ($100,000.00). Prior to commencing any of such alterations, additions or improvements, Tenant will notify Landlord of such work.

     6.2.  Repairs and Maintenance.

     Subject to Landlord's duties under Section 5.1 above, Tenant agrees to maintain the Premises in a clean, safe, and operable condition, and will not permit or allow to remain any waste or damage to any portion of the Premises. Tenant agrees to pay for the cost of repairing or replacing, subject to Landlord's direction and supervision, any damage to the Premises and the Building caused by Tenant, Tenant's employees, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 6.2 must be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant for such cost and will constitute Rent under this Lease.

     6.3.  Performance of Work.

     Only Landlord or contractors and subcontractors approved in writing by Landlord may perform the work described in this Section 6. Tenant will cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work must be performed in accordance with all applicable governmental requirements and in a good and workmanlike manner so as not to damage the Premises, the Building or the components of the Building. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees, successors and assigns harmless from and against any claims, liabilities, damages, losses, costs and expenses, including but not limited to attorney's fees and court costs, suffered or incurred by Landlord arising from any of Tenant's alterations, additions or improvements to the Premises.

     6.4.  Mechanic's Liens.

     Tenant must not permit any mechanic's lien(s) to be filed against the Premises or the Building for any work performed, materials furnished, or obligations incurred by or at the request of Tenant, unless caused by the failure of the Landlord to timely pay the allowance. If such a lien is filed, then, within ten (10) days after Landlord has delivered notice of the filing to Tenant, Tenant must either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, will constitute Rent payable by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant for such payment. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees, successors and assigns harmless from and against any claims, liabilities, direct damages, losses, costs and expenses, including but not limited to attorney's fees and court costs, suffered or incurred by Landlord arising from the presence or removal of any mechanic's lien(s) affecting the Premises and/or the Building relating to any work performed, materials furnished or obligations incurred by or at the request of Tenant.

     6.5.  Rooftop Communications Equipment.

     Tenant shall have the right, at its sole cost and expense, only after obtaining Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, to cause certain data and communications equipment to be professionally installed on the roof of the Building subject to and in compliance with all applicable federal, state and local statutes, laws, ordinances, codes, rules and regulations (collectively "Laws"), provided that
(i) Landlord may oversee such installation, (ii) the location of such equipment must be approved in advance by Landlord, (iii) Tenant will be responsible for obtaining all necessary licenses and permits and complying with all City of Chicago zoning and building codes and ordinances applicable to said equipment, and (iv) upon Landlord's request, Tenant will cause said equipment to be removed from the roof and repair any damage thereto upon the expiration or earlier termination of this Lease. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees, agents, successors and assigns harmless from and against any and all claims, liabilities, direct damages, causes of action, suits, judgments, losses, costs and expenses (including attorneys' fees and court costs) incurred or suffered by Landlord relating to the installation of such equipment and/or the violation of any Laws arising from the presence or use of such equipment. This indemnity provision will survive the termination or expiration of this Lease.

     6.6.  Construction of Roof Deck.

     Tenant shall have the right, at its sole cost and expense, only after obtaining Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, to cause a deck to be constructed on a portion of the roof of the Building subject to and in compliance with all Laws, provided that (i) Landlord may oversee such installation, (ii) the location of the deck and the hours and dates when the deck may be used must be approved in advance by Landlord, (iii) Tenant will be responsible for obtaining all necessary licenses and permits and complying with all City of Chicago zoning and building codes and ordinances applicable to said deck, and (iv) at Landlord's request, Tenant will remove the deck from the roof and repair any damage thereto upon the expiration or earlier termination of this Lease. Tenant acknowledges and agrees that Landlord makes no representation or warranty with respect to the design of the deck, nor shall Landlord be liable or responsible for any defects in the design or construction of the deck. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees, agents, successors and assigns harmless from and against any and all claims, liabilities, direct damages, causes of action, suits, judgments, losses, costs and expenses (including attorneys' fees and court costs) incurred or suffered by Landlord relating to the installation of such deck and/or the violation of any Laws arising from the presence or use of such deck. This indemnity provision will survive the termination or expiration of this Lease.

     6.7.  Installation of Electrical Generator(s).

     Tenant may, at its sole cost and expense, only after obtaining Landlord's prior written consent, cause an electrical generator(s) to be professionally installed in the Building, subject to and in compliance with all Laws, provided that (i) Landlord may oversee such installation, (ii) the location of the generator(s) must be approved in advance by Landlord, (iii) Tenant will be responsible for obtaining all necessary licenses and permits and complying with all City of Chicago zoning and building codes and ordinances applicable to said generator(s), and (iv) upon Landlord's request, Tenant will cause said generator(s) to be removed and repair any damage therefrom upon the expiration or earlier termination of this Lease. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees, agents, successors and assigns harmless from and against any and all claims, liabilities, direct damages, causes of action, suits, judgments, losses, costs and expenses (including attorneys' fees and court costs) incurred or suffered by Landlord relating to the installation of any generator(s) and/or the violation of any Laws arising from the presence or use of such generator(s). This indemnity provision will survive the termination or expiration of this Lease.

7.   USE.

     Tenant may use the Premises only for the Permitted Use, and must comply with all applicable statutes, laws, ordinances, codes, orders, rules and regulations, as well as all requirements of any of Landlord's insurance providers, relating to the use, condition and occupancy of the Premises. The Premises may not be used for any use other than the Permitted Use which (i) is disreputable, creates fire hazards, or results in an increased rate of insurance on the Building or its contents; (ii) would violate any covenant, agreement, term, provision or condition of this Lease or is in contravention of the certificate of occupancy or zoning ordinances pertaining to the Building; (iii) would alter, affect or interfere with or would overload the electrical, mechanical or HVAC systems or any other component of the Building, or would exceed the floor load per square foot which the floor was designed to carry and which is allowed by law; or (iv) would, in Landlord's reasonable judgment, in any way impair or tend to impair or exceed the design criteria, structural integrity, character, reputation or appearance of the Building. Tenant will not conduct or permit the generation, transportation, storage, installation, treatment or disposal, either in the Building or in the Premises, of any hazardous or toxic materials (other than those customarily used by office tenants in the normal course of business), and Tenant will keep the Building and the Premises free of any lien or claim imposed under any federal, state or local environmental statute, law, ordinance, code, rule or regulation. If, because of Tenant's acts (which are outside of the Permitted Use and have not been approved in writing by Landlord), the rate of insurance on the Building or its contents increases, then such acts will constitute an Event of Default, Tenant must pay to Landlord the amount of such increase on demand, and acceptance of such payment will not waive any of Landlord's other rights. Tenant agrees to conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

8.   ASSIGNMENT AND SUBLETTING.


     8.1.  Transfers; Consent.

           (a) Transfers. Tenant may not, without the prior written consent of Landlord, which consent, subject to the provisions of Section 8.1(b) below, shall not be unreasonably withheld or delayed, do any of the following:

               (i) assign, transfer, or encumber this Lease or any estate or interest in this Lease, whether directly or by operation of law;

               (ii) permit any other entity to become Tenant under this Lease by merger, consolidation, or other reorganization; provided, however, Tenant does not need to obtain Landlord's consent if, after giving effect to such merger, consolidation or other reorganization, the minimum tangible net worth of such new entity is the same as that of Tenant at the beginning of this Lease;

               (iii)  sublet any portion of the Premises;

               (iv) grant any license, concession, or other right of occupancy of any portion of the Premises; or

               (v) permit the use of the Premises by any parties other than Tenant.

          Any of the events listed in Section 8.1(a)(i) through 8.1(a)(vi) above are referred to as a "Transfer".

          (b)  Consent.   Without limiting Landlord's right to reasonably
               -------
     withhold its consent, Tenant acknowledges and agrees that Landlord's withholding of such consent will be deemed reasonable if:

               (i) In the reasonable judgment of Landlord, the proposed subtenant or assignee or the individual or principal owners or operators of the proposed subtenant or assignee (A) is not of reputable character or is engaged in a business or proposes to use the Premises in a manner which is not in keeping with the Permitted Use or the standards of Landlord for the Building, or (B) has an unfavorable credit standing or poor business history;

               (ii) Either the area of the Premises to be sublet or the remaining area of the Premises is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes;

               (iii)  Tenant is in default under this Lease;

               (iv) The proposed sublessee or assignee is a local, state or federal governmental agency; or

               (v) The proposed sublessee or assignee is already a tenant in the Building and is leasing space on any floor which is neither vertically nor horizontally adjacent to any portion of the Premises.

          (c)  Procedure to Obtain Consent.   If Tenant requests Landlord's
               ---------------------------
     consent to a Transfer, then Tenant must provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information that Landlord may request; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord will attempt to provide Tenant with a written response to such Transfer request as soon as possible but not later than fifteen (15) days after Landlord's receipt of Tenant's written request. Concurrently with Tenant's request for consent to a Transfer, Tenant agrees to (i) pay to Landlord an assignment fee in the amount of Five Hundred and 00/100 Dollars ($500.00), and (ii) reimburse Landlord immediately upon its request for all of its reasonable out-of-pocket expenses (including but not limited to attorneys' fees and administrative fees) incurred in connection with considering any request for consent to a Transfer. Nothing in this Section 8.1(c) may be construed as granting to any third party the rights of a third-party beneficiary, so as to entitle such third party to seek to enforce any of the above provisions.

          (d)  Obligations After Transfer. If Landlord consents to a proposed
               --------------------------
     transfer, then both Tenant and the proposed transferee must (i) deliver to Landlord a written agreement acceptable in all respects to Landlord under which the proposed transferee expressly assumes all of Tenant's obligations under this Lease, and (ii) if requested by Landlord, execute the consent form required by Landlord. Landlord's consent to a Transfer will not release Tenant from its obligations under this Lease, but rather Tenant and its transferee will be jointly and severally liable for such obligations. Landlord's consent to any Transfer does not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part of the Premises are subject to a Transfer, then Landlord, in addition to its other remedies, may collect rent due and owing directly from such transferee and apply such rent against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

     8.2. Recapture.

     In the event Tenant causes or seeks to cause a Transfer of either (a) the entire Premises, or (b) any portion of the Premises for the remainder of the Term of this Lease, Landlord may elect to terminate this Lease and recapture the applicable space (i) as of the date the proposed Transfer is to be effective, or
(ii) within thirty (30) days after the date of Landlord's discovery of the Transfer, as the case may be. Landlord may exercise this termination right within thirty (30) days after Landlord's receipt of Tenant's written request for Landlord's consent, or within thirty (30) days after learning of such Transfer if Landlord's consent has not been requested by Tenant. Notwithstanding anything above to the contrary, in the event Landlord exercises its right to terminate this lease and recapture the applicable space under clause (i) of the first sentence of this Section 8.2, then within five (5) days of receipt of Landlord's notice Tenant may rescind its proposal for the Transfer and the Lease shall continue as if such proposal for the Transfer had never occurred If Landlord terminates this Lease as provided above, then this Lease will cease as to the portion of the Premises recaptured by Landlord and Tenant shall pay to Landlord all Rent accrued through the date the Lease ceases. Subsequently, Landlord may lease the Premises to the prospective transferee (or to any other person) without liability to Tenant.

     8.3. Additional Compensation.

     Tenant agrees to pay to Landlord, immediately upon receipt, fifty (50%) of all funds received by Tenant (net of Tenant's reasonable expenses to relet) for a Transfer in excess of the Rent allocable to the Premises.

     8.4  Injunctive Relief.

     Notwithstanding anything in this Lease to the contrary, in the event Landlord wrongfully prevents a Transfer by Tenant, or if Landlord commits any other default under this Section 8, Tenant's sole remedy will be limited to an action for injunctive relief to permit the Transfer to occur.

9.   INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.


     9.1. Insurance.

     Tenant agrees to maintain throughout the Term the following insurance policies:

          (a) comprehensive general liability insurance in amounts of not less than a combined single limit of $2,000,000 or such other amounts as Landlord may, from time to time, reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises;

          (b) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises;

          (c) contractual liability insurance sufficient to cover Tenant's indemnity obligations under this Lease;

          (d) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord; and

          (e)  business interruption insurance.

     Tenant will, prior to taking possession of the Premises and prior to the commencement of any work in the Premises, furnish Landlord with certificates of such insurance and such other evidence satisfactory to Landlord confirming Tenant's maintenance of all insurance coverages required under this Lease and naming Landlord and any other parties requested by Landlord as additional insured(s). Each certificate must contain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance policies. All such insurance policies must be (i) issued by insurers authorized to do business in the State of Illinois and which are rated at least A+XII in Best's Key Rating Guide, and (ii) issued by companies and be in form and substance reasonably satisfactory to Landlord. The term "affiliate" means any person or entity, directly or indirectly, controlling, controlled by, or under common control with the party in question. Tenant acknowledges and agrees that it is not permitted to self-insure under this Lease.

     9.2. Waiver of Negligence; No Subrogation.

     Landlord and Tenant each waives any claim it might have against the other for damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or with respect to such matters as are required to be insured against under the terms of this Section 9, regardless of whether the negligence of the other party caused such loss. Each party's waiver under this Section 9.2 will not, however, include any deductible amounts on insurance policies carried by either party or to any coinsurance penalty which either party may sustain. Each party will cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

     9.3. Indemnity by Tenant.

     Subject to the provisions of Section 9.2 above, and except to the extent any Loss is caused solely by the negligence or willful misconduct of Landlord or its agents, Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, employees and agents harmless from and against (i) all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence on the Premises and the Building caused or contributed to by Tenant, its subtenants, licensees, employees, invitees, contractors and/or agents (collectively "Tenant's Affiliates"), and (ii) Tenant's or any of Tenant's Affiliates' failure to perform its obligations under this Lease. This indemnity provision will survive the termination or expiration of this Lease.

     9.4.  Indemnity by Landlord.

     Landlord agrees to defend, indemnify and hold Tenant harmless from and against any loss or damage (including reasonable attorneys' fees) suffered by Tenant resulting from Landlord's negligence to the extent such loss or damage is not covered by Tenant's insurance.

10.  SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.

     10.1. Subordination.

     Provided Landlord furnishes Tenant with a subordination, nondisturbance and attornment agreement (the "SNDA") in form and substance customarily given by the current "Landlord's Mortgagee" (as defined below), this Lease is automatically subordinate to any deed of trust, mortgage, other security instrument, ground lease, master lease or primary lease that now or subsequently covers all or any part of the Building without any further action or writing of the parties (the mortgagee under any such mortgage or the lessor under any such lease is referred to below as a "Landlord's Mortgagee"). However, any Landlord's Mortgagee may at any time unilaterally elect to make this Lease superior to its mortgage, ground lease or other interest in the Premises by so notifying Tenant in writing. Not later than sixty (60) days after the execution of this Lease, Landlord shall deliver to Tenant an SNDA from the current Landlord's Mortgagee in the form attached hereto as Exhibit I.
                   ---------

     10.2. Attornment.

     Tenant agrees to attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, attornment, termination of lease, or otherwise. Within ten (10) days after such party's written request, Tenant will execute and deliver to the requesting party a written agreement(s) confirming such attornment. If Tenant fails to deliver the attornment agreement(s) described herein within the ten
(10) day period, Tenant acknowledges and agrees that Landlord is authorized to act as Tenant's attorney-in-fact to execute the agreement(s) on behalf of Tenant, and Tenant will be bound by the commercially reasonable terms of the agreement(s) executed by Landlord.

     10.3. Notice to Landlord's Mortgagee.

     Tenant may not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations under this Lease.

11.  RULES AND REGULATIONS.


     Tenant must comply with the rules and regulations of the Building which are attached as Exhibit B. Landlord may, from time to time by notifying Tenant in
            ---------
writing of such changes, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes will not unreasonably interfere with Tenant's use of the Premises. Tenant is responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

12.  CONDEMNATION.

     12.1. Total Taking.

     If the entire Building or Premises is taken by right of eminent domain or conveyed in lieu of eminent domain (a "Taking"), this Lease will terminate and Rent will be apportioned as of the date of the Taking, and Tenant will have no claim against Landlord for the value of the unexpired Term.

     12.2. Partial Taking -- Tenant's Rights.

     If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent will be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent will abate on a basis reasonably determined by Landlord as to that portion of the Premises rendered untenantable by the Taking.

     12.3. Partial Taking -- Landlord's Rights.

     If any material portion but less than all of the Building becomes subject to a Taking and Landlord makes a good faith determination that (i) such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, (ii) restoring the Premises would be uneconomical, (iii) the condemnation award is insufficient to rebuild or restore the Building or the Premises, or (iv) Landlord is required to pay any condemnation award arising from the Taking to any Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice to Tenant within forty-five (45) days after such Taking (or on such earlier date as Landlord is required to surrender the Building or the Premises pursuant to the terms of the Taking). Tenant shall vacate the Premises on or before the earlier of (a) one hundred twenty (120) days after its receipt of Landlord's notice, or (b) the date when Landlord is required to surrender the Building or the Premises to the condemning authority, and Rent will be apportioned as of the date Tenant vacates the Building. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent will abate as provided in the last sentence of Section 12.2 above.

     12.4. Award.

     If any Taking occurs, then Landlord is entitled to receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease (but because of the condemnation is unable to move such property), moving costs, unamortized portion of any tenant improvements paid for by Tenant, and other claims it may have so long as such claim does not diminish Landlord's award. In no event may Tenant seek or file any claim against Landlord.

13.  FIRE OR OTHER CASUALTY.

     13.1.  Landlord's Rights.

     If all or any material portion of the Building and/or the Premises is(are) damaged by fire or other casualty (a "Casualty"), and if Landlord makes a good faith determination that (i) restoring the Premises would be uneconomical, (ii) there are insufficient insurance proceeds to rebuild or restore the Building or the Premises, or (iii) Landlord is required to pay any insurance proceeds arising out of the Casualty to any Landlord's Mortgagee, then Landlord may terminate this Lease by giving Tenant written notice of Landlord's election to terminate (the "Casualty Termination Notice") within one hundred twenty (120) days after the Casualty (the "Casualty Determination Period") has occurred, and Base Rent and Additional Rent will abate as of the date of the Casualty, unless such damage is due to the gross negligence or willful misconduct of Tenant or Tenant's Affiliates, in which event Tenant shall continue to pay Rent without abatement. Such termination shall be effective ninety (90) days after the date of the Casualty Termination Notice so long as the Building is tenantable.

     13.2.  Repair Obligation.

     If Landlord elects not to terminate this Lease following a Casualty pursuant to the terms of Section 13.1 above, Landlord shall, prior to the expiration of the Casualty Termination Period, notify Tenant of Landlord's good faith determination (the "Restoration Estimate Notice") of the time period required to restore the Building and/or Premises. In the event such time period exceeds one (1) year from the date of the Casualty, Tenant shall have the right to terminate this Lease within thirty (30) days after receipt of the Restoration Estimate Notice. If neither Landlord nor Tenant elects to terminate this Lease, as set forth above, then Landlord will proceed with reasonable diligence to repair, restore or rehabilitate the Building and/or the Premises, as the case may be, to substantially the same condition as they existed immediately before such Casualty. However, Landlord will not be required to repair or replace any of the furniture, equipment, fixtures, and other leasehold improvements which may have been placed by or at the request of Tenant or other occupants in the Building or the Premises and required to be insured by Tenant or other tenants. In the event that Landlord elects not to terminate the Lease and Landlord proceeds to repair the Building and/or the Premises, then Tenant must apply to the replacement or restoration of the furniture, equipment, fixtures and other improvements in the Premises (if replacement or restoration is necessary because of the Casualty) any proceeds of insurance that it may have received from its policy(ies) on account of the Casualty allocable to such fixtures and other improvements. During such repair or rebuilding of the Building and/or the Premises, Rent for the portion of the Premises rendered untenantable by the damage will be abated on a reasonable basis determined by Landlord from the date of damage until the completion of the repair, restoration or rehabilitation, unless the Casualty was caused by Tenant or any of Tenant's Affiliates, in which event Tenant shall continue to pay Rent without abatement.

     In the event Landlord fails to substantially complete the restoration of the Building and/or the Premises within one (1) year from the date of the Casualty, Tenant shall have the right to terminate this Lease at any time after the expiration of such one (1) year period.

14.  PERSONAL PROPERTY TAXES.

     Tenant is liable for all taxes based upon this Lease or the receipt of Rent due under this Lease and all taxes levied or assessed against any personal property, furniture or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord as Rent, upon demand, the part of such taxes for which Tenant is primarily liable under this Lease. Landlord may not, however, pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and subsequently diligently proceeds with such contest in accordance with law and if the non-payment does not pose a threat of lien or other cloud on Landlord's title to the Building, or threat of loss or seizure of the Building or interest of Landlord in the Building.

15.  DEFAULT.

     15.1.  Events of Default.

     Each of the following occurrences will constitute an "Event of Default":

            (a) Tenant's failure to pay Rent on or before the date when due; provided, however, not more than two (2) times in any calendar year during the Term, Landlord agrees to give Tenant notice and Tenant shall have five
     (5) days after its receipt of such notice to cure such failure to pay rent, which, if cured in a timely manner, will not constitute an Event of Default.

            (b) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice, provided that if such default is incapable of being cured within said thirty (30) day period, then Tenant shall have up to an additional sixty (60) days after the initial thirty
     (30) day period to cure the default so long as Tenant is at all times diligently proceeding to cure the default;

            (c) The filing of a petition by or against Tenant (the term "Tenant" includes, for the purpose of this Section 15(c), any guarantor of the Tenant's obligations under this Lease) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure in any bankruptcy proceeding or under any State or Federal debtor relief law. If, however, such a petition is filed against Tenant, then such filing will not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after such filing;

            (d) The failure by Tenant to take possession of the Premises in accordance with the terms of this Lease;

            (e) The discontinuance of its business by Tenant for thirty (30) or more consecutive days unless the Premises are untenantable;

            (f) The failure of any guarantor(s) of this Lease to comply with the terms and conditions of its(their) guaranty.

     15.2.  Default Interest.

     All past due Rent and any other payments required of Tenant under this Lease will be deemed Rent and interest will accrue from the date due until paid at the rate of interest equal to two percent (2%) over the corporate base rate or so-called "prime rate" as announced from time to time by Bank One Corporation.

16.  REMEDIES.

     Upon any Event of Default, Landlord may, at its election, in addition to all other rights and remedies afforded Landlord under this Lease or by law or equity, take any one or more of the following actions:

     16.1.  Right To Terminate.

     Upon the occurrence of an Event of Default, Landlord has the right to terminate the Lease and obtain possession of the Premises. Landlord may make its election to terminate known to Tenant by delivery of a notice of termination. Such termination is immediately effective and Landlord, if necessary, is entitled to commence immediately an action in summary proceedings to recover possession of the Premises.

     16.2.  Receipt Of Money After Termination.

     No receipt of money by the Landlord from the Tenant after the termination of this Lease acts to reinstate, continue or extend the Term, nor affect or waive any notice given by the Landlord to the Tenant prior to such receipt of money.

     16.3.  Recovery Of Damages.

     Landlord agrees to use commercially reasonable efforts to mitigate damages caused by a default or breach of Tenant. If Landlord at any time terminates this Lease upon the occurrence of an Event of Default, then in addition to any other remedies it may have, Landlord may recover from Tenant by reason of such breach all Rent and Additional Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant under this Lease. In addition, upon the occurrence of an Event of Default, Landlord may recover as damages for loss of the bargain and not as a penalty the sum of (i) the unamortized cost to Landlord, computed and determined in accordance with generally accepted accounting principles, of any tenant improvements provided by Landlord at its expense, (ii) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate Rent and Additional Rent at the same annual rate for the remainder of the Term as then in effect over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term immediately prior to such termination, such present worth to be computed in each case on the basis of a five percent (5%) per annum discount from the respective dates upon which Rent would have been payable under this Lease had the Term not been terminated, and (iii) any additional damages, including any costs or expenditures to fit the Premises to the needs of Tenant, reasonable attorneys' fees and court costs which Landlord sustains by reason of the breach of any of the covenants of this Lease other than for the payment of Base Rent and Additional Rent.

     16.4.  Right To Re-Enter.

     If the Event of Default is the nonpayment of Rent, Landlord may, as an alternative to terminating the Lease, serve a written demand for possession or payment. Unless the Rent is paid in accordance with the demand for possession or payment, Landlord is entitled to possession of the premises and Tenant will then have no further right to possession under the Lease. Tenant remains liable to Landlord for the payment of all Rent and other charges which Tenant has agreed to pay under this Lease throughout the remainder of its Term. If Landlord elects to re-enter, as provided, it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet all or any part of such Premises for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its reasonable discretion may deem advisable. Upon each such reletting all rentals and other sums received by Landlord from such reletting are applied, first, to the payment of any indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of Rent and other charges due from Tenant, and the residue, if any, will be held by Landlord and applied in payment of future rent as the same may become due and payable. If such rentals and other sums received from such reletting during any month are insufficient to pay the Rent and other charges due from Tenant, Tenant agrees to pay such deficiency to Landlord. Such deficiency will be calculated and paid monthly. No such re-entry or taking possession of such premises by Landlord may be construed as an election on its part to terminate this Lease. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous breach.

     16.5.  Independent Covenant.

     Tenant acknowledges and agrees that its obligation to pay Rent under this Lease is an independent covenant and that such obligation to pay rent is not subject to setoff or recoupment in connection with any action for summary proceedings to recover possession of the Premises.

     16.6.  Legal Expenses.

     If Landlord or Tenant brings an action arising out of the covenants, terms, conditions or provisions of this Lease, or if Landlord undertakes an action for summary proceedings to recover possession of the Premises, the prevailing party will be reimbursed by the other party for such reasonable costs and attorneys' fees as the prevailing party may incur in connection with such action.

17.  PAYMENT BY TENANT; NON-WAIVER.

     17.1.  Payment by Tenant.

     Upon any Event of Default, Tenant agrees to pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, commercially reasonably altering, commercially reasonably remodeling or otherwise putting the Premises into a condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, commercially reasonable costs of tenant finish work and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing its rights, remedies, and recourses arising out of the Event of Default or in obtaining advice about same. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises and Building are located have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

     17.2.  No Waiver.

     Landlord's acceptance of any payment from Tenant following an Event of Default will be deemed Rent and will not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained in this Lease will waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent will not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection with such Rent. Accordingly, Landlord's acceptance of a partial payment of Rent will not constitute an accord and satisfaction of the full amount of the Rent that is due.

18.  SURRENDER OF PREMISES.

     No act by Landlord will be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises will be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant must deliver to Landlord the Premises with all improvements in good repair and condition, broom-clean, except for reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 12 and 13 above control). All alterations, additions, improvements, equipment, wiring and furniture made in or upon the Premises (but excluding all of the Work contemplated under the Workletter and excluding any other alterations, additions, etc. for which Landlord's consent is required under this Lease and which Landlord does not specifically require removal at the time of such consent) must, at Landlord's option upon notice to Tenant, either be removed by Tenant (and Tenant must repair all damage caused by such removal) or remain on the Premises without compensation to Tenant. Tenant must also deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations under this Lease, Tenant may remove all unattached trade fixtures and personal property placed in the Premises by Tenant. Tenant is obligated to repair all damage caused by such removal. All items not so removed will be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 18 will survive the end of the Term.

19.  HOLDING OVER.

     If Tenant fails to vacate the Premises at the end of the Term, then Tenant will be a tenant-at-will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant must pay to Landlord a monthly Base Rent for all or any part of a month equal to 150% of the aggregate Base Rent plus all other Rent payable during the last month of the Term. Tenant is also responsible for all direct damages, and if Tenant holds over for more than thirty (30) days, Tenant is responsible for consequential damages incurred or sustained by Landlord by reason of such retention, together with all costs incurred by Landlord (including but not limited to reasonable attorneys' fees) in connection with such holdover. In addition, Landlord may elect, upon notice to Tenant, that such holding over will constitute a renewal of this Lease on a month-to-month term at the stated holdover rate, but acceptance by Landlord of Rent after such termination will not in and of itself constitute a renewal. Nothing contained in this Section 19, however, will be construed or operate as a waiver of Landlord's right of re-entry or any other right of Landlord.

20.  CERTAIN RIGHTS RESERVED BY LANDLORD.

     Landlord reserves the following rights which may be exercised without notice (except as otherwise expressly provided below) and without liability to Tenant for damage or injury to property, person or business, and without effecting an eviction or disturbance of Tenant's use or possession of the Premises, nor giving rise to any claim for setoff or abatement or Rent or affecting any of Tenant's obligations under this Lease:

          (a) To decorate (other than elevator lobbies on the full floors occupied by Tenant which shall be solely determined by and shall be the responsibility of Tenant) and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building during ordinary business hours, and if Tenant desires to have such work done during other than business hours, Tenant agrees to pay all overtime and additional expenses resulting from such work; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; and to interrupt or temporarily suspend Building services and facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise and without in any manner rendering Landlord liable for damages or relieving Tenant from the performance of Tenant's obligations under this Lease; provided, however, that reasonable access to the Premises will be maintained and the business of Tenant may not be interfered with unreasonably;

          (b) To change the name and street address of the Building (but not the suite number(s) of the Premises); and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building, in which event Landlord will reimburse Tenant for the cost of replacing its stationary in an amount not to exceed Five Thousand and 00/100 Dollars ($5,000.00);

          (c) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building for safety or other commercially reasonable measures; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time for application to and for the benefit and protection of all tenants of the Building;

          (d) Upon reasonable prior oral notice to Tenant, to enter the Premises during reasonable business hours (i) at any time during the Term to show the Premises to prospective purchasers or lenders, or (ii) during the last twelve (12) months of the Term to show the Premises to prospective tenants, and to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises;

          (e) INTENTIONALLY DELETED;

          (f) To maintain within the lobby of the Building a directory containing a standard listing with Tenant's name;

          (g) To install and maintain signs on the exterior and interior of the Building and to approve any signs which Tenant desires to install on the exterior of the Building, provided that Landlord agrees to install a sign on the northeast corner of the exterior of the Building bearing Tenant's name in the manner depicted on Exhibit J attached hereto;
                                    ---------

          (h) To prescribe and approve in advance the location and style of any suite number and identification sign or lettering on the door to the Premises occupied by Tenant, the cost of which signage shall be borne by Tenant;

          (i) To retain at all times and to use in appropriate instances pass keys to the Premises;

          (j) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant in Section 7 above;

          (k) To have access for Landlord and other tenants of the Building to all mail chutes according to the rules of the United States Post Office;

          (l) To enter the Premises at any time for reasonable purposes, including and supplying janitor service or other service to be provided to Tenant under this Lease;

          (m) To require all persons entering or leaving the Building during such hours as Landlord may from time to time determine to identify themselves to watchmen or security personnel by registration or otherwise, and to establish their right to enter or leave the Building; provided Landlord will not be liable in damages for any error with respect to admission to or eviction or exclusion of any person from the Building. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety program developed by Landlord; and

          (n) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Exhibit B attached
                                                            ---------
     to this Lease or other sections of this Lease, for the protection and welfare of the Building, its tenants and occupants, as Landlord may determine, and Tenant agrees to abide by all such rules and regulations upon receiving a written copy of the same.

21.  MISCELLANEOUS.

     21.1.  Landlord Transfer.

     Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord will be released from any further obligations under this Lease, provided that the assignee assumes Landlord's obligations under this Lease in writing.

     21.2.  Landlord's Liability.

     The liability of Landlord and Landlord's Affiliates (as defined below) to Tenant for any default by Landlord under the terms of this Lease will be recoverable only from the interest of Landlord in the Building, and any insurance covering the Building or Landlord to which Landlord is entitled and Tenant agrees to look solely to Landlord's interest in the Building and any insurance covering the Building or Landlord to which Landlord is entitled, for the enforcement of any judgment, award, order or other remedy under or in connection with this Lease. Under no circumstances will Landlord or Landlord's Affiliates have any personal liability for any of the foregoing matters. The term "Landlord's Affiliates" means collectively Landlord's property manager and its and Landlord's respective current and future affiliates, trustees, beneficiaries, principals, investors, directors, officers, general or limited partners, shareholders, managers, employees, agents, representatives, successors and assigns.

     21.3.  Force Majeure.

     Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is prescribed for action to be taken by either party, such party will not be liable or responsible for, and there will be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the reasonable control of such party.

     21.4.  Brokerage.

     Tenant has not dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Landlord's Broker and Tenant's Broker, whose commissions are payable by Landlord. Tenant agrees to defend, indemnify and hold Landlord harmless from and against all claims, damages, costs, expenses, attorneys' fees and other liabilities for commissions or other compensation claimed by any other broker or agent.

     21.5.  Estoppel Certificates.

     From time to time, Tenant agrees to furnish to Landlord, Landlord's Mortgagee or any third party designated by Landlord, within ten (10) days after Landlord has made a request, a written estoppel certificate signed by Tenant or an authorized signatory of Tenant in the form attached as Exhibit D, confirming
                                                          ---------
and certifying to such party, as of the date of such estoppel certificate, to the extent factual or known, (i) that Tenant is in possession of the Premises,
(ii) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modification); (iii) that Tenant has no offsets, claims or defenses against Rent or the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant under this Lease (and, if so, specifying the same in detail); (iv) the dates through which Base Rent and Additional Rent have been paid; (v) that Tenant has no knowledge of any then uncured defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (vi) that Tenant having made due investigation has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail): (vii) the amount of any Security Deposit held by Landlord; (viii) that there are no actions, whether voluntary or otherwise, pending against Tenant; and (ix) other matters reasonably requested by Landlord or such other party. If Tenant fails to deliver the estoppel certificate described above within such ten (10) day period, Tenant acknowledges and agrees that Landlord is authorized to act as Tenant's attorney-in-fact to execute the estoppel certificate on behalf of Tenant, and Tenant will be bound by the terms of the estoppel certificate prepared and executed by Landlord, provided the terms of such certificate are factually true and correct.

     21.6.  Notices.

     All notices and other communications given pursuant to this Lease must be in writing and must be sent to the parties listed in the Lease Information Summary above by (1) first class mail, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties at the address specified next to their signature block, (2) a nationally recognized overnight courier, (3) personal delivery to the intended address, or (4) prepaid telegram, cable, facsimile transmission or telex with confirmation of successful transmission followed by a confirmatory letter. All notices will be effective upon delivery to the address of the addressee, or, if the addressee refuses delivery, then delivery will be deemed effective as of the date of the attempted delivery. The parties may change their addresses by giving notice of such change to the other party in conformity with this provision.

     21.7.  Severability.

     If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease will not be affected, and in lieu of such clause or provision, a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision will be deemed added to this Lease as may be possible and be legal, valid, and enforceable.

     21.8.  Amendments; and Binding Effect.

     This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease will be deemed to have been modified or waived by Landlord unless such modification or waiver is in writing signed by the party against whom such modification is to be enforced. No custom or practice which may evolve between the parties in the administration of the terms of this Lease will waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease, except as expressly modified in writing signed by Landlord and Tenant. The terms and conditions contained in this Lease will inure to the benefit of and be binding upon the parties, and upon their respective successors in interest and legal representatives, except as otherwise expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party may be deemed a third party beneficiary.

     21.9.  Quiet Enjoyment.

     Provided Tenant has performed all of its obligations under this Lease, Tenant may peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

     21.10.  No Merger.

     No merger of the leasehold estate created under this Lease with the fee estate in all or any part of the Premises will occur if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

     21.11.  No Offer.

     The submission of this Lease to Tenant may not be construed as an offer, and Tenant will have no rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

     21.12.  Entire Agreement.

     This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter of this Lease and supersedes all prior related oral statements and writings. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection with this Lease.

     21.13.  Calendar Days.

     All references in this Agreement to a certain number of days will be deemed to mean calendar days, unless otherwise expressly stated.

     21.14.  Prohibition Against Leasehold Mortgages.

     Tenant will not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises during the Term.

     21.15.  Waiver of Trial by Jury.

     Landlord and Tenant mutually, knowingly, irrevocably, voluntarily and intentionally waive the right to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with this Lease. Each party further warrants and represents that it has reviewed this waiver with its legal counsel and that each has waived its jury trial rights following consultation with legal counsel. This waiver applies to any and all subsequent amendments and any other agreements relating to this Lease. In the event of litigation, this Lease may be filed as a written consent to a trial by the court sitting without a jury. Tenant further agrees that in the event Landlord commences any summary proceeding for non-payment of Rent, Tenant will not interpose any counterclaim of any nature or description in such proceeding.

     21.16.  Landlord's Remedies Cumulative.

     No reference to any specific right or remedy will preclude Landlord from exercising any other right, having any other remedy or maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach will constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by Landlord of any breach by Tenant under this Lease or of any breach by any other tenant under any other lease or any portion of the Building will affect or alter this Lease in any way whatsoever. No covenant, term or condition of this Lease will be deemed waived by Landlord unless such waiver is in writing and executed by Landlord. Landlord may accept a partial payment of Rent or other sums due under this Lease without such acceptance constituting an accord and satisfaction and without prejudice to Landlord's right to demand the balance of such Rent or other sum, notwithstanding any notation on a check or letter accompanying such partial payment, unless Landlord expressly waives its right to such balance in writing.

     21.17.  Prohibition Against Recordation.

     Tenant may not record all or any part of this Lease or any memorandum of this Lease. Any recording by Tenant of all or any part of this Lease or any memorandum of this Lease will be in violation of this Lease and will be void, and Tenant agrees to indemnify Landlord, its trustees, beneficiaries, agents, successors and assigns for any losses, damages or expenses of any nature whatsoever incurred by reason of such recording. In the event Tenant records or causes all or any part of this Lease or any memorandum of this Lease to be recorded, Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and record a certificate to clear any cloud on the title to the Building created by the improper recordation.

     21.18.  Joint and Several Liability.

     If two (2) or more individuals, corporations, partnerships or other business associations (or any combination of two (2) or more thereof) sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all of Tenant's other obligations under this Lease are deemed to be joint and several.

     21.19.  Corporate Tenants.

     If Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly constituted corporation qualified to do business in the State of Illinois; all of Tenant's franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with all applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of Tenant.

     21.20.  Right of First Offer.

     Provided that as of the date Tenant notifies Landlord of its desire to exercise its "Right of First Offer" (as defined below) (i) Tenant is not in default under the terms and conditions of this Lease, (ii) no event has occurred but for the passage of time or the giving of notice, or both, that would constitute a material default under this Lease which has not been cured or waived, and (iii) Tenant is then occupying the Premises, during the initial Term of this Lease Tenant shall have an ongoing right of first offer (the "Right of First Offer") to rent any available space on the 20/th/ floor of the Building (the "ROFO Premises"), subject to the terms and conditions set forth below. Prior to submitting any proposal to a third party with respect to the leasing of the ROFO Premises, Landlord agrees to notify Tenant in writing as to the date in the future (the "Availability Date") when the ROFO Premises can be made available to Tenant ("Landlord's Notice"). Tenant must notify Landlord in writing within ten (10) business days after Tenant's receipt of Landlord's Notice whether Tenant desires to exercise its Right of First Offer. Tenant's Right of First Offer must be exercised as to one hundred percent (100%) of the ROFO Premises. If Tenant does not notify Landlord of its election to exercise its Right of First Offer with respect to the ROFO Premises within said ten (10) business period, then Tenant will be deemed to have elected not to exercise its Right of First Offer with respect to the ROFO Premises and to have waived its Right of First Offer with respect to the ROFO Premises until such time as Landlord presents another proposal to an entirely new third party with respect to the ROFO Premises. If Tenant elects to exercise its Right of First Offer and so notifies Landlord within said ten (10) business day period, then Landlord will, at its own expense, perform the base building work in the ROFO Premises consistent with the terms of Exhibit H attached hereto, and Tenant will accept
                             ---------
the ROFO Premises as of the Availability Date in its then "AS-IS" condition and subject to the same terms and conditions contained in the Lease, except that (a) the Base Rent for the ROFO Premises will be the then prevailing market rental rate (taking into account then prevailing market concessions, if any) for buildings of a similar size and class located in the downtown Chicago area as determined jointly by Landlord and Tenant, failing which the Base Rent for the ROFO Premises shall be determined in accordance with the terms of Section 21.26 below; (b) the term "Premises" for all purposes of this Lease will include the ROFO Premises; (c) the numerator of Tenant's Proportionate Share will increase by the amount of rentable square feet contained within the ROFO Premises; (d) Tenant's lease of the ROFO Premises will be coterminous with the Term of this Lease; and (e) on or before the Availability Date Tenant will cause the Security Deposit (be it cash or the Letter of Credit) to be increased by an amount equal to sixty percent (60%) of the cost of any tenant improvements in the ROFO Premises to be performed or paid for by Landlord; provided, however, if Tenant's stock is publicly traded as of the Availability Date, and so long as Tenant has satisfied the requirements of Section A of Article VI of the Lease Information Summary with respect to cash or cash equivalents, then instead of increasing the Security Deposit as described above, Tenant shall, on or before the Availability Date, deposit with Landlord a new Letter of Credit in conformity with the terms and provisions of Section 4.2 above and in an amount equal to the product of Eleven and 40/100 Dollars ($11.40) multiplied by the square footage of the ROFO Premises being leased by Tenant on the Availability Date, which Letter of Credit shall be reduced in the same manner described in Section A of Article VI of the Lease Information Summary. Tenant will commence paying Rent for the ROFO Premises on the Availability Date in the manner provided in Section 3.1 above.

     21.21.  Right of First Refusal.

     Subject to the right(s) of any tenant(s) of the Building existing on the date of this Lease to lease the "Additional Premises" (as defined below) or any portion of the Additional Premises, and provided Tenant has continuously occupied the Premises and is not in default under any terms and conditions of this Lease as of the date Tenant notifies Landlord of its desire to exercise its "Right of First Refusal" (as defined below), and so long as no event has occurred but for the passage of time or the giving of notice, or both, that would constitute a default under this Lease which has not been cured or waived, during the first five (5) lease years Tenant shall have a right of first refusal (the "Right of First Refusal") to rent any contiguous space which comprises more than 7,500 rentable square feet and which is situated no lower than the twelfth (12/th/) floor and no higher than the twentieth (20/th/) floor of the Building (the "Additional Premises"), subject to the terms and conditions set forth below. Prior to entering into any lease or other agreement with a third party with respect to the Additional Premises during the first five (5) years of the Term, Landlord will give Tenant written notice ("Landlord's Notice") of the terms upon which a third party is willing to rent the Additional Premises. Tenant must notify Landlord in writing within ten (10) business days after Tenant's receipt of Landlord's Notice whether Tenant desires to exercise its Right of First Refusal. Tenant's Right of First Refusal may only be exercised as to the entire Additional Premises and on the same terms as offered by Landlord to the third party. If Tenant does not notify Landlord of its election to exercise its Right of First Refusal for the Additional Premises within the ten (10) business day period described herein, then Tenant will be deemed to have waived and elected not to exercise its Right of First Refusal with respect to the Additional Premises, and Landlord may enter into a lease or other agreement with any third party for the Additional Premises on the same terms and conditions set forth in Landlord's Notice. However, if Landlord does not enter into a lease or other agreement with a third party for the Additional Premises on the same terms and conditions set forth in Landlord's Notice within six (6) months after the expiration of said ten (10) business day period, or if Landlord intends to enter into a lease with a third party for the Additional Premises on terms materially different from the terms and conditions set forth in Landlord's Notice, then Landlord must first give Tenant a new Landlord's Notice and another opportunity to exercise its Right of First Refusal in accordance with this Section 21.21. If Tenant elects to exercise its Right of First Refusal and so notifies Landlord within such ten
(10) business day period, then Tenant will accept the Additional Premises in "AS-IS" condition and subject to the same terms and conditions as offered to the third party, including the payment of Rent, except that (i) the term "Premises" for all purposes of this Lease will thereafter include the Additional Premises,
(ii) the numerator of Tenant's Proportionate Share will increase by the amount of rentable square feet contained within the Additional Premises, (iii) Tenant's Lease of the Additional Premises will be coterminous within the Term of this Lease, including any extensions of the Term; and (iv) on or before taking possession of the Additional Premises Tenant will cause the Security Deposit (be it cash or the Letter of Credit) to be increased by an amount equal to sixty percent (60%) of the cost of any tenant improvements in the Additional Premises to be performed or paid for by Landlord; provided, however, if Tenant's stock is publicly traded as of the date Tenant takes possession of the Additional Premises, and so long as Tenant has satisfied the requirements of Section A of
Article VI of the Lease Information Summary with respect to cash or cash equivalents, then instead of increasing the Security Deposit as described above, Tenant shall, on or before the date Tenant takes possession of the Additional Premises, deposit with Landlord a new Letter of Credit in conformity with the terms and provisions of Section 4.2 above and in an amount equal to the product of Eleven and 40/100 Dollars ($11.40) multiplied by the square footage of the Additional Premises being leased by Tenant on the date Tenant takes possession of the Additional Premises, which Letter of Credit shall be reduced in the same manner described in Section A of Article VI of the Lease Information Summary.

     21.22.  Option To Renew.

     Provided Tenant has continuously occupied the Premises and is not in default under the terms and conditions of this Lease, and so long as no event has occurred but for the passage of time or the giving of notice, or both, would constitute a default under this Lease which has not been cured or waived, Tenant has the option (the "Renewal Option") to extend the Term of this Lease for one
(1) additional five (5) year period (the "Renewal Period"). If Tenant desires to exercise the Renewal Option, Tenant must deliver written notice (the "Renewal Notice") to Landlord not less than fourteen (14) months prior to the scheduled expiration of the Term. The same terms and conditions as contained in this Lease will apply during the Renewal Period, except the Base Rent will be equal to ninety-five percent (95%) of the then prevailing market rental rate (taking into account then prevailing market concessions, if any) for buildings of similar size and class located in the downtown Chicago area as determined pursuant to the terms of Section 21.26 below. Any attempt by Tenant to exercise the Renewal Option by any method, at any time or in any circumstances, except as specifically set forth herein, will be null and void and of no force or effect at the sole option and discretion of Landlord.

     21.23.  Tenant's First Expansion Option.

     Provided Tenant has continuously occupied the Premises and is not in default under the terms and conditions of this Lease, and so long as no event has occurred but for the passage of time or the giving of notice, or both, that would constitute a default under this Lease which has not been cured or waived, Tenant shall have the option to rent certain additional space in the Building to be designated by Landlord comprising not less than 8,500 rentable square feet and not more than 11,500 rentable square feet (the "First Expansion Space") commencing on the first day of the second (2/nd/) lease year of the Term (the "First Expansion Space Commencement Date") by giving Landlord not less than six (6) months prior written notice of Tenant's election to rent the First Expansion Space. Landlord agrees that in no event will the First Expansion Space comprise more than two thousand (2,000) square feet in excess of the additional space requested by Tenant, and that if the First Expansion Space comprises more than five hundred (500) square feet in excess of the additional space requested by Tenant, then Tenant shall be entitled to three (3) months of gross Rent abatement only with respect to that portion of the First Expansion Space which comprises more than five hundred (500) square feet in excess of the additional space requested by Tenant. If Tenant exercises its option to rent the First Expansion Space in the manner described herein, then Landlord will, at its own expense, perform the base building work in the First Expansion Space consistent with the terms of Exhibit H attached hereto and deliver the First
                             ---------
Expansion Space to Tenant not less than sixty (60) days prior to the First Expansion Space Commencement Date to enable Tenant to complete its tenant improvements, and Tenant will accept the First Expansion Space in its then "AS-IS" condition and subject to the same terms and conditions contained in the Lease, except that beginning on the First Expansion Space Commencement Date (i) Tenant will pay to Landlord Base Rent for the First Expansion Space in the manner provided in Section 3.1 above at the same rate of Base Rent then being paid by Tenant for the Premises under this Lease; (ii) the term "Premises" for all purposes of this Lease will include the First Expansion Space; (iii) the numerator of Tenant's Proportionate Share will increase by the rentable square feet contained within the First Expansion Space; (iv) Landlord will afford Tenant an allowance to cover the cost of certain non-structural, tenant improvements to be made to the First Expansion Space (including but not limited to architectural, mechanical, plumbing and engineering fees), which allowance shall equal the product of $40.00 per square foot of the First Expansion Space multiplied by a fraction, the numerator of which is the number of months remaining from and after the First Expansion Space Commencement Date until the end of the Term and the denominator of which is 120; and (v) Tenant will cause the Security Deposit (be it cash or the Letter of Credit) to be increased by an amount equal to sixty percent (60%) of the cost of any tenant improvements in the First Expansion Space to be performed or paid for by Landlord; provided, however, if Tenant's stock is publicly traded as of the First Expansion Space Commencement Date, and so long as Tenant has satisfied the requirements of Section A of Article VI of the Lease Information Summary with respect to cash or cash equivalents, then instead of increasing the Security Deposit as described above, Tenant shall, on or before the First Expansion Space Commencement Date, deposit with Landlord a new Letter of Credit in conformity with the terms and provisions of Section 4.2 above and in an amount equal to the product of Eleven and 40/100 Dollars ($11.40) multiplied by the square footage of the First Expansion Space being leased by Tenant on the First Expansion Space Commencement Date, which Letter of Credit shall be reduced in the same manner described in Section A of Article VI of the Lease Information Summary.

     21.24.  Tenant's Second Expansion Option.

     Provided Tenant has continuously occupied the Premises and is not in default under the terms and conditions of this Lease, and so long as no event has occurred but for the passage of time or the giving of notice, or both, that would constitute a default under this Lease which has not been cured or waived. Tenant shall have the option to rent certain additional space in the Building to be designated by Landlord comprising not less than 8,500 rentable square feet and not more than 11,500 rentable square feet (the "Second Expansion Space") commencing on the earlier of (a) the date Landlord delivers possession of the Second Expansion Space with all tenant improvements having been completed to Tenant, or (b) the first day of the fourth (4/th/) month of the third (3/rd/) lease year of the Term (such earlier date being the "Second Expansion Space Commencement Date") by giving Landlord not less than nine (9) months prior written notice of Tenant's election to rent the Second Expansion Space.
Landlord agrees that in no event will the Second Expansion Space comprise more than two thousand (2,000) square feet in excess of the additional space requested by Tenant, and that if the Second Expansion Space comprises more than five hundred (500) square feet in excess of the additional space requested by Tenant, then Tenant shall be entitled to three (3) months of gross Rent abatement only with respect to that portion of the Second Expansion Space which comprises more than five hundred (500) square feet in excess of the additional space requested by Tenant. If Tenant exercises its option to rent the Second Expansion Space in the manner described herein, then Landlord will, at its own expense, perform the base building work in the Second Expansion Space consistent with the terms of Exhibit H attached hereto and deliver the Second Expansion
                  ---------
Space to Tenant not less than sixty (60) days prior to the Second Expansion Space Commencement Date to enable Tenant to complete its tenant improvements, and Tenant will accept the Second Expansion Space in its then "AS-IS" condition and subject to the same terms and conditions contained in the Lease, except that beginning on the Second Expansion Space Commencement Date (i) Tenant will pay to Landlord Base Rent for the Second Expansion Space in the manner provided in
Section 3.1 above at the same rate of Base Rent then being paid by Tenant for the Premises under this Lease; (ii) the term "Premises" for all purposes of this Lease will include the Second Expansion Space; (iii) the numerator of Tenant's Proportionate Share will increase by the rentable square feet contained within the Second Expansion Space; (iv) Landlord will afford Tenant an allowance to cover the cost of certain non-structural, tenant improvements to be made to the Second Expansion Space (including but not limited to architectural, mechanical, plumbing and engineering fees), which allowance shall equal the product of $40.00 per square foot of the Second Expansion Space multiplied by a fraction, the numerator of which is the number of months remaining from and after the Second Expansion Space Commencement Date until the end of the Term and the denominator of which is 120; and (v) Tenant will cause the Security Deposit (be it cash or the Letter of Credit) to be increased by an amount equal to sixty percent (60%) of the cost of any tenant improvements in the Second Expansion Space to be performed or paid for by Landlord; provided, however, if Tenant's stock is publicly traded as of the Second Expansion Space Commencement Date, and so long as Tenant has satisfied the requirements of Section A of Article VI of the Lease Information Summary with respect to cash or cash equivalents, then instead of increasing the Security Deposit as described above, Tenant shall, on or before the Second Expansion Space Commencement Date, deposit with Landlord a new Letter of Credit in conformity with the terms and provisions of Section 4.2 above and in an amount equal to the product of Eleven and 40/100 Dollars ($11.40) multiplied by the square footage of the Second Expansion Space being leased by Tenant on the Second Expansion Space Commencement Date, which Letter of Credit shall be reduced in the same manner described in Section A of Article VI of the Lease Information Summary.

     21.25.  Tenant's Third Expansion Option.

     Provided Tenant has continuously occupied the Premises and is not in default under the terms and conditions of this Lease, and so long as no event has occurred but for the passage of time or the giving of notice, or both, would constitute a default under this Lease, Tenant shall have the option to rent certain additional space in the Building to be designated by Landlord comprising not less than 8,500 rentable square feet and not more than 11,500 rentable square feet (the "Third Expansion Space") commencing on the earlier of (a) the date Landlord delivers possession of the Third Expansion Space with all tenant improvements having been completed to Tenant, or (b) the first day of the sixth (6/th/) lease year of the Term (such earlier date being the "Third Expansion Space Commencement Date") by giving Landlord not less than fifteen (15) months prior written notice of Tenant's election to rent the Third Expansion Space. Landlord agrees that in no event will the Third Expansion Space comprise more than two thousand (2,000) square feet in excess of the additional space requested by Tenant, and that if the Third Expansion Space comprises more than five hundred (500) square feet in excess of the additional space requested by Tenant, then Tenant shall be entitled to three (3) months of gross Rent abatement only with respect to that portion of the Third Expansion Space which comprises more than five hundred
(500) square feet in excess of the additional space requested by Tenant. If Tenant exercises its option to rent the Third Expansion Space in the manner described herein, then Landlord will, at its own expense, perform the base building work in the Third Expansion Space consistent with the terms of
Exhibit H attached hereto and deliver the Third Expansion Space to Tenant not
---------
less than sixty (60) days prior to the Third Expansion Space Commencement Date to enable Tenant to complete its tenant improvements, and Tenant will accept the Third Expansion Space in its then "AS-IS" condition and subject to the same terms and conditions contained in the Lease, except that beginning on the Third Expansion Space Commencement Date (i) Tenant will pay to Landlord Base Rent for the Third Expansion Space in the manner provided in Section 3.1 above at the same rate of Base Rent then being paid by Tenant for the Premises under this Lease; (ii) the term "Premises" for all purposes of this Lease will include the Third Expansion Space; (iii) the numerator of Tenant's Proportionate Share will increase by the rentable square feet contained within the Third Expansion Space;
(iv) Landlord will afford Tenant an allowance to cover the cost of certain non-structural, tenant improvements to be made to the Third Expansion Space (including but not limited to architectural, mechanical, plumbing and engineering fees), which allowance shall equal the product of $40.00 per square foot of the Third Expansion Space multiplied by a fraction, the numerator of which is the number of months remaining from and after the Third Expansion Space Commencement Date until the end of the Term and the denominator of which is 120; and (v) Tenant will cause the Security Deposit (be it cash or the Letter of Credit) to be increased by an amount equal to sixty percent (60%) of the cost of any tenant improvements in the Third Expansion Space to be performed or paid for by Landlord; provided, however, if Tenant's stock is publicly traded as of the Third Expansion Space Commencement Date, and so long as Tenant has satisfied the requirements of Section A of Article VI of the Lease Information Summary with respect to cash or cash equivalents, then instead of increasing the Security Deposit as described above, Tenant shall, on or before the Third Expansion Space Commencement Date, deposit with Landlord a new Letter of Credit in conformity with the terms and provisions of Section 4.2 above and in an amount equal to the product of Eleven and 40/100 Dollars ($11.40) multiplied by the square footage of the Third Expansion Space being leased by Tenant on the Third Expansion Space Commencement Date, which Letter of Credit shall be reduced in the same manner described in Section A of Article VI of the Lease Information Summary.

     21.26.  Arbitration.

     In the event Tenant disputes Landlord's determination of the prevailing market rental rate under this Lease, and if the parties cannot mutually agree on the prevailing market rental rate within thirty (30) days thereafter, then either party may notify the other party in writing (the "Arbitration Notice") that it intends to arbitrate the dispute, in which event within ten (10) business days after the recipient's receipt of the Arbitration Notice, Landlord and Tenant shall each designate a commercial real estate broker licensed in the State of Illinois and each being experienced in determining rental rates for office buildings comparable to the Building. If the brokers so designated fail to agree upon the prevailing market rental rate of the Premises within twenty (20) days after their designation, then the two (2) named brokers shall promptly and jointly select a third commercial broker licensed in the State of Illinois and experienced in determining rental rates for office buildings comparable to the Building, and the third broker shall then determine conclusively the then prevailing market rental rate for the Premises, which decision shall be binding on both Landlord and Tenant. If either party fails to designate its respective broker within the time allowed, then the broker designated by the other party shall act alone.

     21.27.  Tenant's Termination Right.

     Notwithstanding anything to the contrary contained in this Lease, Tenant shall have a one (1) time option to terminate this Lease at the end of the seventh (7/th/) lease year of the Term by giving Landlord written notice of Tenant's election to terminate this Lease on or before the last day of the sixth (6/th/) month of the sixth (6/th/) lease year, which notice must be accompanied by payment of a termination fee to Landlord in an amount equal to the total Rent due from Tenant to Landlord during the seventh (7/th/) lease year. Tenant agrees to vacate and surrender possession of the Premises to Landlord at the end of the seventh (7/th/) lease year. This right of termination is reserved to Tenant and will not inure to the benefit of any assignees, sublessees, transferees, successors and/or assigns of Tenant.


                                             LANDLORD:
                                             ---------

                                             360 NORTH MICHIGAN TRUST,
                                             a Delaware business trust

                                             By:  DOUGLAS ELLIMAN-BEITLER
                                                  MANAGEMENT CORPORATION, an
                                                  Illinois corporation, its
                                                  agent


                                                  By: /s/ J. Paul Beitter
                                                     --------------------------
                                                  Its: President
                                                      -------------------------

                                             TENANT:
                                             -------

                                             coolsavings.com inc.,
                                             a Michigan corporation


                                             By: /s/ Steven M. Golden
                                                -------------------------------
                                             Its:  CEO
                                                 ------------------------------

                                 EXHIBIT A
                                 ---------

                            OUTLINE OF PREMISES
                            -------------------

                          11,930 Rentable Square Feet



                      [Outline of Floor Plan Appears Here]



                           380 North Michigan Avenue

                                   8th Floor

                          10, 898 Rentable Square Feet



                      [Outline of Floor Plan Appears Here]



                           360 North Michigan Avenue

                                   18th Floor

                          10,716 Rentable Square Feet


                      [Outline of Floor Plan Appears Here]


                           360 North Michigan Avenue

                                   19th Floor

                          10,305 Rentable Square Feet

                      [Outline of Floor Plan Appears Here]


                           360 North Michigan Avenue

                                  21st  Floor

                                   EXHIBIT B
                                   ---------

                         BUILDING RULES AND REGULATIONS
                         ------------------------------


     The following rules and regulations will apply to the Premises, the Building and any appurtenances:

     Sidewalks, doorways, vestibules, halls, stairways, and other similar areas may not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     Plumbing fixtures and appliances may be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material may be thrown or deposited in such fixtures and appliances. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     No signs, advertisements or notices may be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws may be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments may be placed between the glass and the Building standard window treatments.

     Landlord will provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

     Landlord will provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant may place any additional door locks in its leased premises without Landlord's prior written consent. Landlord will furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant may make a duplicate.

     Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby may be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and will be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

     Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which will in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, will be repaired at the expense of such tenant.

     Corridor doors, when not in use, must be kept closed. Nothing may be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals may be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises may at any time be used or occupied as sleeping or lodging quarters.

     Tenant will cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants will not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

     To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. may be delivered to any leased area except by persons approved by Landlord.

     Tenant may not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     No machinery of any kind (other than normal office equipment) may be operated by any tenant on its leased area without Landlord's prior written consent, nor may any tenant use or keep in the Building any flammable or explosive fluid or substance.

     Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

                                   EXHIBIT C
                                   ---------

                                LETTER OF CREDIT
                                ----------------

                                   EXHIBIT D
                                   ---------

                             ESTOPPEL CERTIFICATE
                             --------------------


  The undersigned tenant ("TENANT") certifies as follows:

  1. Tenant entered into a written lease dated January 3, 2000 (the "LEASE") with 360 North Michigan Trust, as landlord ("LANDLORD"), under which Lease Landlord leased to Tenant and Tenant rented from Landlord certain premises on the 18th, 19th, 20th and 21st floors of the building located at 360 North Michigan Avenue, Chicago, Illinois 60601 (the "PREMISES").

  2. The Lease is in full force and effect; Tenant accepted and presently occupies the Premises and is paying rent currently; Tenant has no setoffs, claims or defenses to the enforcement of the Lease; and Tenant has not assigned or transferred its interest thereunder.

  3.  Tenant's Base Rent under the Lease is currently $____________.

  4. As of this date, Tenant is not in default in the performance of the Lease, has not committed any breach of the Lease and no notice of default has been given to Tenant.

  5. As of this date, Landlord is not in default under the Lease, and no notice of default has been given to Landlord.

  6. No rent or other moneys have been paid to Landlord or Landlord's agent by Tenant more than thirty (30) days in advance under the Lease, and a security deposit has been paid by Tenant in the amount of $_____________.

  7. The term of the Lease expires on __________________, and Tenant has no rights to extend the term of the Lease nor purchase all or any portion of the Premises except as follows:
____________________________________________________________________.

  8. Tenant has no claim against Landlord for any security deposit or prepaid rent except as follows:
_____________________________________________________________.

  9. The Lease constitutes the only agreement between Landlord and Tenant with respect to the Premises, and the Lease has not been amended, modified or superseded.

Dated:  January ____, 2000.


TENANT:

coolsavings.com inc.,
a Michigan corporation


By:__________________________
Its:__________________________

                                   EXHIBIT E
                                   ---------

                             INTENTIONALLY DELETED
                             ---------------------



                                   EXHIBIT F
                                   ---------

                                   WORKLETTER
                                   ----------


  THIS WORKLETTER (the "WORKLETTER") is referred to in and specifically made a part of that certain lease dated January 3, 2000 (the "LEASE") between DOUGLAS ELLIMAN-BEITLER MANAGEMENT CORPORATION, as agent for 360 North Michigan Trust, a Delaware business trust ("LANDLORD"), and coolsavings.com inc., a Michigan corporation ("TENANT").

  Landlord and Tenant agree that their respective rights and obligations with respect to the construction of the Premises shall be as provided in the Lease and in this Workletter. All of the terms used herein which are defined in the Lease shall have the same meanings as provided in the Lease unless otherwise stated herein.

  1.  TENANT'S PLANS AND SPECIFICATIONS
      ---------------------------------

          (A) Tenant, at Tenant's sole cost and expense, except as otherwise provided herein, shall cause Partners by Design to prepare complete, finished architectural plans and specifications in sufficient detail as to heat loads, ventilation, electrical loads and plumbing requirements for preparation of HVAC, mechanical, electrical, plumbing, fire protection, structural and telephone drawings by other professionals engaged by Tenant, including all dimensions and specifications for all work to be performed in the Premises as tenant improvements (collectively "TENANT'S PLANS").

          (B) Tenant's Plans shall include all information which may be required by Landlord's engineers in connection with mechanical plans, including but not limited to the following:

               (1) Any special floor loading conditions which may exceed the structural weights limits of any floor;

               (2) Specifications of any heat emanating equipment to be installed by Tenant which may require special air conditioning;

               (3) Telephone specifications and electrical specifications of any equipment that requires additional electrical power or outlets;

               (4) Complete specifications of any dataline wiring required, including routing, conduit size, cable type and similar items.

               (5) Furniture plans (including locations of files) showing details of space occupancy;

               (6) Reflected ceiling plans;

               (7) Partition and door location plans;

               (8) Fire safety plans;

               (9) Detail and finish plans and schedules, together with specifications for any "TENANT'S WORK" (as hereinafter defined) to be performed in the Premises; and

               (10) Plans for any stairwell to be constructed in the Premises.

         (C) Tenant's Plans are expressly subject to Landlord's prior written approval. Landlord shall, within ten (10) business days after submission of any of Tenant's Plans, either (i) approve Tenant's Plans as submitted, or
     (ii) advise Tenant of the changes required in Tenant's Plans in order to meet Landlord's requirements. If Landlord does not respond to Tenant within said ten (10) business day period, then Tenant's Plans shall be deemed approved as submitted. Neither review nor approval by Landlord of any of Tenant's Plans shall constitute a representation or warranty by Landlord that Tenant's Plans are complete or suitable for their intended purpose, or comply with applicable laws, ordinances, codes and regulations, it being expressly agreed by Tenant that Landlord assumes no responsibility or liability to Tenant or to any other person or entity for such completeness, suitability or compliance.

         (D) Tenant shall make no material changes in Tenant's Plans after approval thereof by Landlord without the prior written consent of Landlord.

         (E) Tenant's preliminary space plans have been delivered to Landlord. Tenant's final mechanical and engineering plans and specifications, and final architectural plans shall be delivered to Landlord on or before January 14, 2000. Revised plans incorporating any changes reasonably requested by Landlord shall be resubmitted to Landlord within ten (10) business days after notice of disapproval is delivered to Tenant.

         (F) All requests by Tenant for reimbursement of expenses as provided in this Workletter shall be paid by Landlord within thirty (30) days after Landlord's receipt of such written request, accompanied by invoices or other appropriate documentation reasonably satisfactory to Landlord which evidences the actual charges incurred by Tenant pursuant to subparagraph
     (E) above. All costs in excess of the maximum reimbursements specified herein or in the Lease shall be paid by Tenant.

  2. THE WORK. Upon receipt and approval by Landlord of all of Tenant's Plans, Landlord shall cause the Premises to be improved in accordance with Tenant's Plans. The improvement of the Premises in accordance with Tenant's Plans is sometimes referred to herein as the "WORK". Upon approval by Landlord of Tenant's Plans, Landlord shall cause Tenant's Plans to be filed with the governmental agencies having jurisdiction thereof in order to obtain all governmental permits and authorizations which may be required in connection with the Work to be done.

  3. ACCEPTANCE OF WORK. Landlord shall give Tenant or shall cause Landlord's architect or interior space planner to give Tenant written notice (the "COMPLETION NOTICE") of the date on which (i) the Work is "SUBSTANTIALLY COMPLETED" in accordance with Tenant's Plans (the "SUBSTANTIAL COMPLETION DATE"), which determination shall be made jointly by Landlord's architect or interior space planner and Tenant's architect, and (ii) the Premises are "READY FOR OCCUPANCY". Tenant shall then have the obligation, within ten (10) business days after Landlord's delivery of the Completion Notice, to prepare a punchlist (to be signed by both Landlord and Tenant) of all items to be completed and/or corrected (the "PUNCHLIST ITEMS") based on Tenant's inspection of the Premises with Landlord or Landlord's representative(s) within said ten
(10) business day period. Any items not listed or described on such punchlist (other than latent defects which will be cured in accordance with the provisions of the warranties of the general contractor performing the Work) shall be deemed accepted by Tenant. Subject to any "EXCUSED DELAY", Landlord shall correct the Punchlist Items within a reasonable period of time after the Substantial Completion Date; provided, however, in no event shall such period exceed sixty
(60) days. The determination by Landlord's architect or interior space planner that the Work has been substantially completed shall be final, conclusive and binding on Tenant as to whether the Premises are substantially complete in accordance with Tenant's Plans and Ready for Occupancy. Substantial completion of the Work shall mean the completion of the Work in a good and workmanlike manner and substantially in accordance with Tenant's Plans, as the same may be amended from time to time, with the exception of minor or insubstantial details of construction, mechanical adjustment or decoration, the incompletion of which will not unreasonably interfere with the normal use or occupancy of the Premises by Tenant.

  4. LANDLORD'S CONTRIBUTION. Landlord shall contribute the sum of $1,773,960.00 (the "CONTRIBUTION") toward the "COST OF THE WORK" (as hereinafter defined). As used herein, "COST OF THE WORK" shall mean the costs of all labor and materials for improvements to the Premises in accordance with Tenant's Plans, the preparation of Tenant's Plans, general contractor's fees, costs of built-in furniture, costs of separately metering electricity to the Premises and costs for the purchase, delivery and installation of any other item which, when installed in the Premises, shall be deemed a fixture or a permanent improvement to the Premises. No supervisory fees shall be payable to Landlord in connection with the Work. In the event the Cost of the Work is for an amount in excess of the Contribution, or, as a result of approved change orders, becomes in excess of the Contribution, or if the Cost of the Work is or becomes in excess of the Contribution, then Tenant shall deposit the amount of such excess with Landlord. In no event shall Landlord have any liability or responsibility for any Cost of the Work in excess of the Contribution.

  5. ACCESS BY TENANT PRIOR TO COMPLETION OF WORK. If Tenant desires to do any construction, decorating or finish work in the Premises in addition to the Work ("TENANT'S WORK"), then Tenant's Work shall comply with all of the provisions of the Lease, including, without limitation, section 6 of the Lease. Landlord will permit Tenant and Tenant's agents, suppliers, contractors and workmen to enter the Premises to perform Tenant's Work prior to the Commencement Date, provided that Tenant's Work does not interfere with or delay the completion of the Work to the extent applicable. Landlord shall also provide Tenant with access to loading docks, freight elevators, construction hoists and electrical service prior to the Commencement Date in connection with the completion of Tenant's Work. Tenant agrees to reimburse Landlord for any costs and/or charges incurred by Landlord relating to Tenant's use of the freight elevators after normal business hours. In addition, Tenant shall reimburse Landlord for the cost of the use of the construction hoists by Tenant, and for the cost of the use of the construction hoists by Landlord or its contractors after normal business hours (whether performing work for Tenant or others) to the extent that the use of such hoists after normal business hours was made necessary by the use of the hoists by Tenant and Tenant's contractors during normal business hours. Scheduling of Tenant's Work in the Premises and the use of loading docks, freight elevators and construction hoists shall be subject to advance scheduling as reasonably determined by Landlord. Tenant's right of entry as provided herein shall be a license only, conditioned upon Tenant fully performing and complying with each of the following covenants, conditions and requirements:

         (A) Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony and not interfere with Landlord and Landlord's agents in the performance of the Work or work for other tenants and occupants of the Building. If at any time such entry shall, in the judgment of Landlord, cause or threaten to cause disharmony or interference, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours notice to Tenant;

         (B) Tenant agrees that any such entry into the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to the covenant to pay Rent, and Tenant further agrees that in connection therewith Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's Work and/or to property placed in the Premises prior to the Commencement Date and thereafter, the same being at Tenant's sole risk. Tenant shall allow Landlord access to the Premises for inspection purposes at all times during the period that Tenant is performing any Tenant's Work. If Tenant or any entity performing Tenant's Work on behalf of Tenant causes any injury to any person or any damage to the Premises, the Building, any other property of Landlord or to any other person, then Tenant agrees to indemnify, defend and hold Landlord harmless from and against any loss, damage or injury suffered in connection with any such damage or injury. Further, Tenant shall cause such damage to be repaired at Tenant's expense, and if Tenant fails to cause such damage to be repaired promptly upon Landlord's demand therefor, then Landlord may, in addition to any other rights or remedies available to Landlord under this Lease or at law or in equity, cause such damage to be repaired, in which event Tenant shall promptly upon Landlord's demand pay to Landlord the cost of such repairs;

         (C) All contractors and subcontractors performing Tenant's Work shall use only those service corridors and service entrances designated by Landlord for ingress and egress of personnel, and the delivery and removal of equipment and material through or across any common areas of the Building shall only be permitted with the written approval of Landlord and during hours determined by Landlord. Landlord shall have the right to order Tenant or any contractor or subcontractor who violates these requirements to cease work in the Building and remove its equipment and its employees from the Building. At Landlord's option, Landlord may require Tenant to remove any work that has not been done according to approved plans, and to restore any portion of the Building on which Tenant has performed such nonconforming work to its original condition;

         (D) During the performance of Tenant's Work and Tenant's fixturing, Landlord shall provide trash removal service from a location designated by Landlord. Tenant shall be responsible for breaking down boxes and placing trash in Landlord's containers at such designated location. Tenant shall accumulate its trash in containers supplied by Landlord and shall not permit trash to accumulate within the Premises or in any Building corridors or public areas. Tenant shall perform Tenant's Work in a manner that dust or dirt is contained entirely within the Premises, and Tenant shall cause Tenant's contractors to leave the Premises in broom clean condition at the end of each day. Should Landlord deem it necessary to remove Tenant's trash because of accumulation, Tenant shall pay to Landlord an additional charge for such removal on a time and material basis;

         (E) Tenant agrees that all services and work performed on the Premises by, on behalf of or for the account of Tenant, including installation of telephones, carpeting, materials and personal property delivered to the Premises, shall be done in a first-class, workmanlike manner using only good grades of material and shall be performed only by persons covered by a collective bargaining agreement with the appropriate trade union; and

         (F) Tenant agrees to protect, indemnify, defend and hold Landlord and its agents, partners, contractors and employees harmless from and against any and all losses, damages, liabilities, claims, liens, costs and expenses (except those caused by the grossly negligent or intentional actions of Landlord), including reasonable attorney's fees, of whatever nature, including those to the person and property of Tenant, its employees, agents, invitees, licensees and others arising out of or in connection with the activities of Tenant or Tenant's contractors in or about the Premises or the Building, and the cost of any repairs to the Premises or the Building necessitated by activities of Tenant or Tenant's contractors.

  6. COMPLETION OF WORK. Subject to any Tenant Delay or "EXCUSED DELAY" (as defined below), the Premises shall be Ready For Occupancy on the Commencement Date. Notwithstanding the foregoing, subject to any Tenant Delay or Excused Delay, Landlord agrees to use reasonable efforts to have the Premises Ready for Occupancy on May 1, 2000. In the event the Premises are not Ready for Occupancy on the Commencement Date as a result of any Tenant Delay, Rent shall commence as scheduled on the Commencement Date. As used herein, the following terms are defined as follows:

         (A) "EXCUSED DELAY" means any delay caused by strike, lockout or labor trouble; civil disorder; inability to procure materials, provided that failure to order materials in a commercially reasonable and timely manner shall not be deemed to be inability to procure such materials; failure of power; restrictive governmental laws and regulations not in effect on the date the Lease is executed; riots, insurrections or war; fuel shortages; accidents; casualties; acts of God; or any other cause beyond the reasonable control of Landlord.

         (B) "TENANT DELAY" means any delay (which delays the completion of the Work beyond the Commencement Date) caused by (i) Tenant's failure to submit Tenant's Plans, supply information or give authorizations, approvals or responses within the time periods set forth herein; (ii) changes, alterations or additions to the Work required by Tenant in the improvement of the Premises; (iii) Tenant's performance of any Tenant Work in a manner that interferes with or delays the completion of the Work; (iv) special equipment, fixtures or materials ordered by or requested by Tenant requiring long lead times and not included in Tenant's Plans; or (v) any other delay or default on the part of Tenant or its agents or contractors.

         (C) The Premises shall be deemed "READY FOR OCCUPANCY" on the date of substantial completion of the Work in a manner which will allow Tenant to occupy the Premises for its intended use, even though punchlist items relating to construction, decoration or mechanical adjustments remain to be completed.

In no event shall Landlord incur any liability for failure to deliver the Premises to Tenant on the Commencement Date if such failure is caused by any Tenant Delay or any Excused Delay.

  7.  MISCELLANEOUS.
      -------------

         (A) Except as expressly set forth herein, Landlord has no other agreement with Tenant to improve the Premises and has no other obligation to do any other work or pay any amounts with respect to the Premises. Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease or this Workletter shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

         (B) This Workletter shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto if the initial term of the Lease is renewed or extended, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

         (C) The failure by Tenant to pay any amount(s) due Landlord pursuant to this Workletter within the time periods herein stated shall be deemed a default under the terms of the Lease, for which Landlord shall be entitled to exercise all remedies available to Landlord for nonpayment of Rent, and all late payments shall be subject to interest and late charges as provided in the Lease.

         (D) This Workletter is being executed in conjunction with the Lease and is subject to the limitation of Landlord's liability set forth therein. In the event of a conflict between the Lease and this Workletter, the terms of this Workletter shall govern.

         (E) Tenant agrees that any existing improvements in the Premises not used in construction of the Work, including but not limited to doors, door frames, lighting, light fixtures and other detachable improvements, shall be returned to Landlord for its use.

IN WITNESS WHEREOF, the parties hereto have executed this Workletter as of this 3rd day of January, 2000.


LANDLORD:                             TENANT:
--------                              ------


DOUGLAS ELLIMAN-BEITLER               coolsavings.com inc.,
MANAGEMENT CORPORATION, as            a Michigan corporation
agent for 360 North Michigan Trust,
a Delaware business trust


By:  ___________________________    By:__________________________
Its:____________________________    Its:__________________________

                                   EXHIBIT G
                                   ---------

                        CERTIFICATE OF COMMENCEMENT DATE
                        --------------------------------


  With respect to that certain Lease Agreement dated January 3, 2000 (the "LEASE") for the premises commonly known as Suite 1800 in the Building located at 360 North Michigan Avenue, Chicago, Illinois, the undersigned certify and agree that the date of the commencement of the Term of the Lease is __________________, and the date of expiration of the Term of the Lease will be
___________________.


Dated this 3rd day of January, 2000.



                                LANDLORD:
                                ---------

                                360 NORTH MICHIGAN TRUST
                                A Delaware business trust

                                By: DOUGLAS ELLIMAN-BEITLER
                                MANAGEMENT CORPORATION
                                Illinois corporation, its agent

                               By:_____________________________

                               Its:____________________________

                               TENANT:
                               -------
                               coolsavings.com inc.,
                               A Michigan corporation

                               By:_________________________________

                               Its:________________________________

                                   EXHIBIT H
                                   ---------

                         LANDLORD'S BASE BUILDING WORK
                         -----------------------------

                    Base Building/Shell & Core Improvements

Demolition - Landlord in all vacant spaces on the 8th, 18/th/, 19th and 21/st/ floors will remove existing conditions, including:

               y    Partition Walls and non-structural walls
               y    Interior Doors
               y    Ceiling and Lighting
               y    Mechanical, Electrical, and Plumbing Systems
               y    Millwork
               y    Floor and Wall Finishes as necessary
               y    All unused plumbing and piping
               y    Window Treatments

Heating, Ventilation, Air Conditioning - Landlord will provide main supply ductwork and air handling system with medium pressure distribution using 5 variable air volume zones per floor, and perimeter heating coils with convector covers. HVAC on the 21/st/ floor will be provided consistently with the levels provided on the 8/th/, 18/th/, and 19/th/ floors. New convectors will be installed on the 21/st/ floor. The prop box fans will be securely attached to the walls with new back draft dampers installed. Existing HVAC units in the basketball court area will remain and be retrofitted with hot water heating coils.

Electrical - Landlord will install an electrical panel on each floor. The building will be capable of supporting a total tenant lighting and receptacle load of 7 watts per rentable square foot on floors 18, 19 and 21 with a panel to support the same. The 8/th/ floor shall only have an electrical capacity of 5 watts per foot.

Plumbing - Landlord will provide new cold water, sanitary and vent connections at four wet columns located on each floor with valve taps. One water cooler will be installed on the 20/th/ floor. The 10 inch pipe at the entry to basketball court area will be raised to the maximum height possible and a 2.5 inch pipe will be installed. The length of this new section of pipe will be approximately 25 feet.

Bathrooms - Bathrooms will be created or upgraded as applicable on each floor. There will be three or four toilets in the women's bathroom. There will be two toilets and two urinals in the men's bathroom. The bathrooms on the 8/th/, 18/th/ and 21/st/ floors will be fully ADA compliant, and the 19/th/ floor bathroom will be 95% ADA compliant.

Windows - Landlord will strip and paint interior sides of windows, remove existing hardware, replace broken glass as necessary, and caulk/seal shut all windows. Windows will be primed and ready to accept Tenant's paint finish. The two skylights on the 21/st/ floor will be removed and replaced with new skylights which will be translucent. This work will be completed prior to tenant taking occupancy.

Walls - Landlord will repair as necessary, exterior and core walls and deliver to Tenant in sound condition in order to receive prime coat by Tenant. All columns will be delivered to Tenant ready for Tenant finishes.

Floor and Core Wall Penetrations - Landlord will seal and firestop existing floor and core wall penetrations. Landlord will remove wood floor in southwest room which was the photo developing area on the 21/st/ floor. This area will be delivered with a floor ready to accept tenant finishes.

Asbestos Abatement - Landlord will remove and/or encapsulate asbestos containing materials in during the demolition process prior to the commencement of Tenant's buildout.

Life Safety System - Landlord will provide the following code-required life safety elements in common areas:
               y    Emergency Lighting
               y    Fire Alarm Speaker and Strobes
               y    Smoke Detectors
               y    Fire Hose Valve Connections and Fire Extinguishers

Common Areas - The building's entry, main lobby, elevators and elevator lobbies along with all common areas will be renovated. If Tenant chooses to install a non-standard elevator lobby, a credit will be issued to the tenant for the value of the improvements not installed. It is the intent of Ownership to restore the building to its original elegance and beauty.

Roof Area - The remaining area of the roof which has not been refinished will be completed prior to tenant build-out commencing.

Elevator Room - Landlord recommends that Tenant review the location of data center relative to elevator motor room on the 22/nd/ floor.

                        LANDLORD'S CONSTRUCTION SCHEDULE
                        --------------------------------

Elevators:  The replacement of the elevator equipment and cabs will be a staged
            (phased in) process. We intend to have the first two modern, high-speed elevators installed and operable by July 31, 2000. Every 16 to 20 weeks two new cars should be installed and be operable.

1/st/ Floor Total completion of the lobby will occur no later than September,
Lobby: 2000. Work is scheduled to begin pending final completion of drawings and permitting. Work commenced on or about August 31,1999.

HVAC: Each floor will have a separate mechanical room. Tenant will have HVAC with occupancy. The completion date for all HVAC work throughout the building is October, 2000. Tenant will be able to connect to base building chilled water loop on each floor.

Exterior:   Exterior cleaning of the building has been completed.  The exterior lighting of the building will begin no later than September, 2000.

Restrooms:  Each floor will have one men's and women's restroom.  The restrooms will be completed with Tenant occupancy.

Windows: Landlord will restore the existing windows throughout the building. The window restoration will be completed with Tenant occupancy. (Note: restoration means refurbishment of the existing interior frame and window.) All windows will be touched up, sealed and prepared for Tenant finishes. Fire escape access doors will remain functional. In addition, 1 inch white mini-blinds will be installed at each window by Landlord.

Data Cable/ Tenant will have telephone/data service with Tenant occupancy.
Telecomm:   The new building "back bone" should be completly installed by
            January 31, 2000.

                                   EXHIBIT I
                                   ---------

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

AFTER RECORDING, RETURN TO:
______________________________
______________________________
______________________________
______________________________
______________________________


            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter referred to as the "AGREEMENT") is dated as of ___________, 2000 by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company, having an office at 11 Madison Avenue, New York, New York 10010 (hereinafter referred to as "MORTGAGEE"), COOLSAVINGS.COM INC., a Michigan corporation, having an office at 360 North Michigan Avenue, Suite 1800, Chicago, Illinois 60601 (hereinafter referred to as "TENANT"), and 360 NORTH MICHIGAN TRUST, a Delaware business trust, having an office at 360 North Michigan Avenue, Chicago, Illinois 60601 (hereinafter referred to as "LANDLORD").

                              W I T N E S S E T H:

     WHEREAS, Mortgagee made a loan to Landlord which is secured by a mortgage encumbering certain real property described in Exhibit A attached hereto and made a part hereof (hereinafter called the "MORTGAGED PROPERTY"), which was executed by Landlord as of ______________, 19__ and recorded in the Office of the Recorder of Deeds of Cook County, Illinois on ___________, 19__ as Document No. ___________ (hereinafter called the "MORTGAGE");

     WHEREAS, by written Lease Agreement dated January 3, 2000 (hereinafter called the "LEASE") Tenant has leased a portion of the Mortgaged Property as more fully described in the Lease (the "PREMISES") for an initial term commencing on the "COMMENCEMENT DATE" and ending on the "TERMINATION DATE" (as such terms are defined in the Lease), subject to being shortened or extended on terms and conditions specified in the Lease; and

     WHEREAS, Tenant has agreed to acknowledge the subordination of the Lease to the lien of the Mortgage and Mortgagee has agreed to grant non-disturbance to Tenant under the Lease.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) paid by each party to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Provided Tenant is not in default under the Lease, (a) the rights of Tenant under the Lease shall not be affected or disturbed by Mortgagee in the exercise of any of its rights under the Mortgage or any note secured thereby,
(b) any sale of the Mortgaged Property pursuant to the exercise of any rights and remedies under the Mortgage or otherwise shall be made subject to Tenant's right of possession under the Lease, and (c) Mortgagee shall not join Tenant in any foreclosure or summary proceedings.

     2. Tenant shall attorn to Mortgagee, any receiver or any other person or entity which acquires title to the Mortgaged Property pursuant to any remedy set forth in the Mortgage or by deed in lieu of foreclosure (any such person or entity being hereinafter referred to as a "SUCCESSOR LANDLORD"), and the Lease shall continue in accordance with its terms between Tenant and Mortgagee or such Successor Landlord, except as modified by this Agreement.

     3. (a) Neither Mortgagee nor any Successor Landlord shall be (i) liable for any act or omission of any prior landlord (including Landlord), (ii) liable for the return of any security deposit not actually received by Successor Landlord, (iii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord), (iv) bound by any advance payment of rent or additional rent made by Tenant to Landlord except for rent or additional rent applicable to the then current month, (v) bound by any amendment or modification of the Lease made without the written consent of Mortgagee, or
(vi) bound to effect or pay for any construction for Tenant' s occupancy. Notwithstanding the foregoing, nothing contained in this section 3(a) shall be construed to modify or amend any existing rights of Tenant under the Lease.

          (b) Tenant agrees that it will not, without the prior consent of Mortgagee, do any of the following, and any such purported action without such consent shall be void as against Mortgagee and any Successor Landlord: (i) modify or amend the Lease, (ii) terminate the Lease, (iii) enter into any extensions or renewals of the lease in such a way as to reduce the rent, accelerate rent payments, shorten the term of the Lease, or change any renewal option, or (iv) tender or accept a surrender of the Lease or make a prepayment in excess of one month of rent thereunder. Notwithstanding the foregoing, nothing contained in this section 3(b) shall be construed to modify or amend any existing rights of Tenant under the Lease.

          4. The Lease and the rights of Tenant thereunder shall be subject and subordinate to the lien of the Mortgage and to all of the terms, conditions and provisions thereof, to all advances made or to be made thereunder, and to all renewals, extensions, modifications and replacements thereof, including any increases therein or supplements thereto.

          5. The foregoing provisions shall be self-operative. However, Tenant agrees to execute and deliver to Mortgagee or to any person to whom Tenant herein agrees to attorn, such other instrument as either shall reasonably request in order to effectuate said provisions.

          6. Tenant certifies that there are no known defaults on the part of Landlord, that the Lease is a complete statement of the agreement of the parties thereto with respect to the letting of the Premises, that (after the release of any escrow governing the delivery of the Lease pending receipt by Tenant of this Agreement) the Lease is in full force and effect and that all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied at the date hereof have been satisfied.

          7. Tenant shall notify Mortgagee at the aforesaid address, by registered or certified mail, return receipt requested, of any default of Landlord which would entitle Tenant to cancel the Lease or abate the rent payable thereunder or exercise any rights of "self-help", and Tenant agrees that notwithstanding any provision of the Lease to the contrary, (i) no notice of cancellation thereof shall be effective unless Mortgagee has received a copy of the aforesaid notice and has failed within the period provided in the Lease for Landlord to cure such default plus an additional twenty (20) days to cure Landlord's default or, if the default cannot be cured within such period, has failed within such period to commence and to thereafter diligently prosecute the cure of Landlord's default which gave rise to such right of cancellation; and
(ii) no abatement shall be effective and no right of "self-help" shall be exercised unless Mortgagee has received a copy of the aforesaid notice and has failed to cure Landlord's default within the period provided for in the Lease for Landlord to cure such default, or, if the default cannot be cured within such period, has failed within such period to commence and to thereafter diligently prosecute the cure of Landlord's default which gave rise to such right of abatement or "self-help". Notwithstanding the foregoing, Mortgagee may but shall not be obligated to so cure Landlord's default.

          8. Tenant agrees that notice from Mortgagee to Tenant shall have the same effect under the Lease as notice to Tenant from Landlord thereunder and Tenant agrees to be bound by such notice notwithstanding the existence or nonexistence of a default under the Mortgage or any dispute with respect thereto between Mortgagee and the mortgagor under the Mortgage.

          9. In the event that a default occurs under the terms of the Mortgage, Tenant agrees, upon written notification from Mortgagee of said default made to Tenant, to pay all rents then due or to become due directly to Mortgagee (which notice Mortgagee agrees shall only be given in accordance with the terms of the Mortgage) or until further notice is received from Mortgagee. Landlord agrees that any such payment to Mortgagee shall satisfy pro tanto the obligations of Tenant under the Lease. Tenant shall continue to look to Landlord for the performance of Landlord's obligations under the Lease.

          10. Any notice required or desired to be given hereunder shall be in writing and shall be sent by certified or registered mail, return receipt requested, addressed as follows:



          If to Mortgagee:   Credit Suisse First Boston Mortgage Capital LLC
                             11 Madison Avenue

                             New York, New York  10010
                             Attention:  Ms. Suzette Fandino

            If to Tenant:    coolsavings.com inc.
                             360 North Michigan Avenue
                             Suite 1800
                             Chicago, Illinois  60601
                             Attention:  President

          If to Landlord:    360 North Michigan Trust
                             360 North Michigan Avenue
                             Chicago, Illinois  60601
                             Attention:  General Manager

          11. Anything herein or in the Lease to the contrary notwithstanding, in the event that Successor Landlord shall acquire title to the Mortgaged Property, Successor Landlord shall have no obligation, nor incur any liability, beyond its then interest, if any, in the Mortgaged Property and Tenant shall look exclusively to such interest, if any, of Successor Landlord in the Mortgaged Property for the payment and discharge of all obligations and liabilities imposed upon Mortgagee hereunder or under the Lease, and Successor Landlord is hereby released and relieved of any and all other obligations and liabilities hereunder and under the Lease in excess of Successor Landlord's interest in the Mortgaged Property. Tenant agrees that, with respect to any money judgment which may be obtained or secured by Tenant against Successor Landlord, Tenant shall look solely to the estate or interest owned by Successor Landlord in the Mortgaged Property, and Tenant will not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

          12. This Agreement shall inure to the benefit of and be binding upon Tenant and any successor or assignee of Tenant which pursuant to the provisions of the Lease is entitled to succeed to Tenant's interest therein. This Agreement shall inure to the benefit of and be binding upon Mortgagee and its successors and assigns, including any purchaser of the Mortgaged Property at a foreclosure sale and the Landlord and its successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                              MORTGAGEE:

                              CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


                              By:________________________________
                                 Name:___________________________
                                 Title:____________________________


                              TENANT:

                              COOLSAVINGS.COM INC.,
                              a Michigan corporation


                              By:________________________________
                                 Name:___________________________
                                 Title:____________________________


                              LANDLORD:

                              360 NORTH MICHIGAN TRUST, a
                              Delaware business trust


                              By:________________________________
                                 Name:___________________________
                                 Title:____________________________

STATE OF ____________    )
                     )  SS:
COUNTY OF __________    )

     On the ____ day of January in the year 2000 before me, the undersigned, a notary public in and for said state, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                   ____________________
                                                       Notary Public

My Commission Expires:  ______________



STATE OF ____________    )
                         )  SS:
COUNTY OF __________    )


     On the ____ day of January in the year 2000 before me, the undersigned, a notary public in and for said state, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                           ______________________________
                                                     Notary Public

My Commission Expires:  ______________

STATE OF ____________    )
                         )  SS:
COUNTY OF __________    )


     On the ____ day of January in the year 2000 before me, the undersigned, a notary public in and for said state, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                          ______________________________
                                                  Notary Public

My Commission Expires:  ______________

                                   EXHIBIT J
                                   ---------

                                    SIGNAGE
                                    -------

                                      360
                                 North Michigan
                                     Avenue

                              Crain Communication

                                Coolsavings.com

                               Prospective Tenant

                               Prospective Tenant


The name of coolsavings.com should be listed on the top panel in the event that the Landlord does not enter into a lease with Crain Communication or one of its affiliates.





                                       30